As filed with the Securities and Exchange Commission on December 31, 1997

                                Securities Act of 1933 Registration No. 33-42129 Investment Company Act of 1940 File No. 811-6375
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |_|

                      Pre-Effective Amendment No. ___                       |_|


                       Post-Effective Amendment No. 9                       |X|
                                                   ---


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|


                              Amendment No. 10                              |X|
                                           ---
                              --------------------

                     STATE STREET RESEARCH PORTFOLIOS, INC.
                     --------------------------------------

               (Exact Name of Registrant as Specified in Charter)

             One Financial Center, Boston, Massachusetts    02111
             --------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
             --------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                           Geoffrey R.T. Kenyon, P.C.
                           Goodwin, Procter & Hoar LLP
                   Exchange Place, Boston, Massachusetts 02109

          It is proposed that this filing will become effective under Rule 485:

     |_|  Immediately upon filing pursuant to paragraph (b).


     | |  On _____________ pursuant to paragraph (b).


     |_|  60 days after filing pursuant to paragraph (a)(1).


     |X|  On March 1, 1998 pursuant to paragraph (a)(1).


     |_|  75 days after filing pursuant to paragraph (a)(2).

     |_|  On ____________ pursuant to paragraph (a)(2).

          If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

================================================================================

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 481(a)

                                     Part A
                                     ------


                                 CAPTION OR LOCATION IN
                                 PROSPECTUS FOR STATE
                                 STREET RESEARCH
FORM N-1A ITEM NO.               INTERNATIONAL EQUITY FUND
------------------------------   ----------------------------------
1.  Cover Page ...............   Same

2.  Synopsis .................   Investor Expenses

3.  Condensed Financial          Financial Highlights;
    Information ..............   Performance and Volatility

4.  General Description          Goal and Strategy; Other Securities and
    of Registrant ............   Risks; Your Account; Fund Details

5.  Management of the
    Fund .....................   Fund Details

5A. Management's                 [To be included
    Discussion                   in Financial
    of Fund Performance ......   Statements]

6.  Capital Stock and            Your Account;
    Other Securities .........   Fund Details

7.  Purchase of
    Securities Being
    Offered ..................   Your Account

8.  Redemption or
    Repurchase ...............   Your Account

9.  Legal Proceedings ........   Not Applicable

                                     Part B
                                     ------


                                 CAPTION OR LOCATION IN
                                 PROSPECTUS FOR STATE
                                 STREET RESEARCH
FORM N-1A ITEM NO.               INTERNATIONAL EQUITY FUND
------------------------------   ----------------------------------
10. Cover Page ...............   Same

11. Table of Contents ........   Same

12. General Information
    and History ..............   Not Applicable

13. Investment                   Investment Objective; Additional
    Objectives                   Investment Policies and
    and Policies ............    Restrictions; Additional
                                 Information Concerning Certain
                                 Investment Techniques;
                                 Debt Instruments and Permitted
                                 Cash Investments; Portfolio Transactions

14. Management of the
    Registrant ...............   Directors and Officers

15. Control Persons and
    Principal Holders of
    Securities ...............   Directors and Officers

16. Investment                   Investment Advisory Services;
    Advisory and                 Custodian; Independent
    Other Services ...........   Accountants; Distribution of
                                 Shares of the Fund

17. Brokerage
    Allocation ...............   Portfolio Transactions

18. Capital Stock and
    Other Securities .........   The Trust, the Fund and its Shares

19. Purchase, Redemption
    and Pricing of
    Securities Being             Purchase and Redemption of Shares;
    Offered ..................   Shareholder Accounts; Net Asset Value

20. Tax Status ...............   Certain Tax Matters

21. Underwriters .............   Distribution of Shares of the
                                 Fund

                                 CAPTION OR LOCATION IN
                                 PROSPECTUS FOR STATE
                                 STREET RESEARCH
FORM N-1A ITEM NO.               INTERNATIONAL EQUITY FUND
------------------------------   ----------------------------------
22. Calculation of
    Performance
    Data .....................   Calculation of Performance Data

23. Financial
    Statements ...............   Financial Statements

                      [GRAPHIC: STATE STREET RESEARCH LOGO]

                            International Equity Fund

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

                                                   An aggressive growth
                                                   fund investing in stocks
                                                   of foreign companies

                                                   Prospectus
                                                   March 1, 1998

            Who May Want to Invest
--------------------------------------------------------------------------------

            State Street Research International Equity Fund is designed for investors who seek one or more of the following:
            o an aggressive stock fund for a long-term goal
            o a fund to complement a portfolio of more conservative investments
            o a fund to complement a portfolio of U.S. investments
            o an investment that offers exposure to a variety of foreign markets

            The fund is NOT appropriate for investors who:
            o want to avoid high volatility or possible losses
            o are making short-term investments
            o are investing emergency reserve money
            o are seeking regular income

The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

               Contents                                                    1
--------------------------------------------------------------------------------

  2            International Equity Fund
   ---------------------------------------

               The fund's goal and strategy, main
               risks, expenses and performance,
               plus financial highlights

 12            Your Account
   -------------------------

               Managing your State Street Research
               investments

 12            Opening an Account

 12            Choosing a Share Class

 14            Sales Charges

 16            Policies for Buying Shares

 18            Policies for Selling Shares

 20            Account Policies

 21            Distributions and Taxes

 23            Investor Services

 24            Fund Details
   -------------------------

               The fund's business structure
               and dealer compensation, plus
               additional policies

 26            Other Securities and Risks
   ---------------------------------------

               Information on additional
               portfolio securities and
               practices, and the risks
               associated with them

Back Cover     For Additional Information

    2                       International Equity Fund
--------------------------------------------------------------------------------

Goal and Strategy


[GRAPHIC: KNIGHT HORSE CHESS GAME PIECE]


Goal The fund seeks to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies.

Strategy Under normal market conditions, the fund invests at least 65% of total assets in foreign stocks and other securities as described above, including preferred stocks, convertible securities, warrants and depositary receipts. The fund may invest in companies established anywhere in the world (except the U.S.), and it expects to invest in a mix of developed and emerging markets.

In managing its portfolio, the fund allocates assets among geographic regions and individual countries, based on analysis of global economic and financial conditions. This analysis may include an examination of the outlook for various regions and countries, encompassing such factors as growth, inflation, government policies and currency exchange rates.

In selecting individual stocks, the fund applies elements of growth investing and value investing to international markets. It looks for companies of any size that appear to offer the potential for above-average growth or to be undervalued. The fund may also consider emerging growth companies: companies that may be less mature and appear to have the potential for rapid growth. The fund uses research to identify attractive companies, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The fund looks for companies that have good current or prospective earnings and strong management teams. At any given time, the fund may emphasize a particular region of the world, industry or company size.

The fund reserves the right to invest up to 35% of total assets in other securities and instruments of U.S. and foreign issuers. These may include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as money market instruments. Because many of the fund's securities are not traded in U.S. dollars, the fund may buy and sell foreign currencies, either for immediate or future delivery.

                                                                           3
                                                                           -----

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 26.

Portfolio Risks

[GRAPHIC: ARROWED STREET SIGN]

Because the fund invests primarily in stocks that are publicly traded outside the U.S., its major risks are those of stock investing, including sudden, unpredictable drops in value resulting from market fluctuations and the potential for periods of lackluster or negative performance.

Foreign securities present additional risks beyond those of U.S. securities. In particular, they are generally more volatile and less liquid than their counterparts in the U.S., for reasons



Currency Fluctuations and Performance

[GRAPHIC: MAGNIFYING GLASS AND PAPER]

When a U.S. investor buys a U.S. stock, there's no currency exchange involved, so the performance of the stock is the factor that determines the investor's return. But when a U.S. investor buys a foreign stock, the investor's return is determined not only by the performance of the stock, but also by changes in currency exchange rates.

Let's say a mutual fund based in the U.S. buys a foreign stock and sells it after one year. The fund will first exchange some U.S. dollars into the local currency, then buy the foreign stock in that currency. If the stock rises 8% in that one-year period and the exchange rate between the foreign currency and the dollar remains the same, then the fund will earn an 8% return (minus transaction costs).

Now let's say the exchange rate fell by 3% during that period. The fund would have made 8% on the stock, but the drop in currency would have reduced this gain. Conversely, if the exchange rate rose by 3%, the fund would see a larger gain, because both the stock and the currency would have gone up.

Foreign stock prices and currency exchange rates can move in the same direction or in different directions during any given period. So currency risk can sometimes increase gains in or reduce losses from a stock's performance, and sometimes reduce gains and increase losses.

    4                  International Equity Fund continued
--------------------------------------------------------------------------------

that may include unstable political and economic climates, lack of standardized accounting practices and markets that are smaller and therefore more sensitive to trading activity. Changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. All of these risks are usually higher in emerging markets, such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa. The success of the investment strategy depends largely on the fund's skill in allocating assets geographically and in assessing the potential of the stocks it buys.

Because of the fund's management approach, which may include short-term trading, the fund's portfolio turnover rate may be above-average for a stock fund. High turnover can increase the fund's brokerage costs and may increase your tax liability. In addition, foreign securities generally involve higher brokerage costs per share traded than comparable U.S. securities.

Information on other securities and risks appears on page 26.

A "snapshot" of the funds investments may be found in the current annual or semiannual report (see back cover).

Investment Management

[GRAPHIC: MAN SITTING, THINKING]

The fund's investment manager is State Street Research & Management Company. The manager has engaged a subadviser, GFM International Investors, Inc., to be responsible for day-to-day management of the fund's portfolio. Ian R. Vose leads the portfolio management team and has been a member of the team since the fund's inception in January 1992. A senior vice president and the chief investment officer of GFM, he joined the firm in 1990 and has worked as an investment professional since 1983.

State Street Research traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $__ billion in assets under management (as of [DATE]), including more than $___ billion in mutual funds.

                                Investor Expenses                          5
                                                                           -----

Shareholder fees are paid directly by investors.
Annual fund expenses are deducted from fund assets.

Example Here is what you would pay if you invested $1,000 over the years indicated. The example is for comparison only and does not represent the fund's actual expenses, either past or future(6).


                                                            Class descriptions begin on page 12
                                                    ----------------------------------------------------
Shareholder Fees (% of offering price)(1)           Class A     Class B        Class C(2)     Class S(2)
--------------------------------------------------------------------------------------------------------
Maximum front-end sales charge                        4.50        0.00           0.00           0.00
Maximum deferred sales charge                         0.00(3)     5.00           1.00           0.00

Annual Fund Expenses (% of average net assets)      Class A     Class B        Class C        Class S
--------------------------------------------------------------------------------------------------------
Management fee                                        0.95        0.95           0.95           0.95
Marketing (12b-1) fees(4)                             0.25        1.00           1.00           0.00
Other expenses, after voluntary reduction(5)          0.70        0.70           0.70           0.70
                                                      ----        ----           ----           ----
Total annual fund expenses,
after voluntary reduction(5)                          1.90        2.65           2.65           1.65
                                                      ====        ====           ====           ====
Year                                                Class A     Class B(7)     Class C(7)     Class S
--------------------------------------------------------------------------------------------------------
1                                                      $63       $77/$27        $37/$27          $17
3                                                     $102      $112/$82        $82/$82          $52
5                                                     $143      $161/$141      $141/$141         $90
10                                                    $257      $280/$280      $298/$298        $195



(1) Not charged on reinvestments or exchanges.

(2) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(3) Except for investments of $1 million or more; see page 14.

(4) For share classes that have 12b-1 fees, long-term shareholders may pay more than the equivalent of the regulatory maximum sales charge.

(5) Without reduction, other expenses would have been 1.15%, 1.15%, 1.17% and 1.15%, and total expenses would have been 2.35%, 3.10%, 3.12% and 2.10% for Class A, B, C and S, respectively. If the subsidy is reduced or eliminated, which could happen at any time, performance would be reduced accordingly.

(6) Example assumes dividend reinvestment, hypothetical 5% annual return, maximum applicable sales charges and conversion of Class B shares to Class A after eight years.

(7) The first number assumes you sold all your shares at the end of the period, the second assumes you stayed in the fund.

    6                         Financial Highlights
--------------------------------------------------------------------------------
The information in these tables has been audited by Deloitte & Touche LLP, the fund's independent accountants. The top section of each table shows information for a single share of the fund. Total return figures assume reinvestment of all distributions.


                                                             Years ended October 31
                                               ------------------------------------------------
Class A                                         1994(1)       1995(2)      1996(2)      1997(2)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           10.54         10.98         9.34         9.22
                                                 -----         -----         ----         ----
  Net investment loss ($)                        (0.04)        (0.08)       (0.04)       (0.02)

  Net realized and unrealized gain (loss) on
  investments and foreign currency ($)            0.48         (1.04)       (0.08)        0.22
                                                 -----         -----         ----         ----
Total from investment operations ($)              0.44         (1.12)       (0.12)        0.20
                                                 -----         -----         ----         ----

  Distributions from capital gains ($)              --         (0.52)          --           --
                                                 -----         -----         ----         ----

Total distributions ($)                             --         (0.52)          --           --
                                                 -----         -----         ----         ----

Net asset value, end of year ($)                 10.98          9.34         9.22         9.42
                                                 =====          ====         ====         ====

Total return (%)(3)                               4.17(4)     (10.38)       (1.28)        2.17

Ratios/Supplemental Data:
Net assets at end of year ($ thousands)         22,579        22,497       21,116       16,346

Expense ratio (%)*                                1.90(5)       1.90         1.90         1.90

Ratio of net investment loss to
average net assets (%)*                          (0.87)(5)     (0.82)       (0.37)       (0.18)

Portfolio turnover rate (%)                      80.60        100.68       132.36       174.69

Average commission rate ($)(6)                     n/a           n/a       0.0069       0.0140

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.03          0.06         0.05         0.04

                                                                           7
                                                                           -----


                                                             Years ended October 31
                                               ------------------------------------------------
Class B                                         1994(1)       1995(2)      1996(2)      1997(2)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)           10.54         10.93        9.22          9.04

  Net investment loss ($)                        (0.06)        (0.15)      (0.11)        (0.09)

  Net realized and unrealized gain (loss) on
  investments and foreign currency ($)            0.45         (1.04)      (0.07)         0.21
                                                 -----         -----         ----         ----

Total from investment operations ($)              0.39         (1.19)      (0.18)         0.12
                                                 -----         -----         ----         ----

  Distributions from capital gains ($)              --         (0.52)          --           --
                                                 -----         -----         ----         ----

Total distributions ($)                             --         (0.52)          --           --
                                                 -----         -----         ----         ----
Net asset value, end of year ($)                 10.93          9.22         9.04         9.16
                                                 =====          ====         ====         ====

Total return (%)(3)                               3.70(4)     (11.09)       (1.95)        1.33

Ratios/Supplemental Data:
Net assets at end of year ($ thousands)
                                                18,904        27,614       28,971       21,914
Expense ratio (%)*                                2.65(5)       2.65         2.65         2.65
Ratio of net investment loss
to average net assets (%)*                       (1.61)(5)     (1.54)       (1.13)       (0.94)

Portfolio turnover rate (%)                      80.60        100.68       132.36       174.69

Average commission rate ($)(6)                     n/a           n/a       0.0069       0.0140

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)           0.03          0.06         0.05         0.04


(1) March 1, 1994 (commencement of share class designations) to October 31,
    1994.

(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

    8                    Financial Highlights continued
--------------------------------------------------------------------------------


                                                                 Years ended October 31
                                                  -----------------------------------------------------
Class C (Formerly Class D)                         1994(1)       1995(2)         1996(2)        1997(2)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)              10.54         10.93            9.22           9.03
                                                    -----         -----            ----           ----

  Net investment loss ($)                           (0.07)        (0.15)          (0.11)         (0.09)

  Net realized and unrealized gain (loss) on
  investments and foreign currency ($)               0.46         (1.04)          (0.08)          0.22
                                                    -----         -----            ----           ----

Total from investment operations ($)                 0.39         (1.19)          (0.19)          0.13
                                                    -----         -----            ----           ----

  Distributions from capital gains ($)                 --         (0.52)             --             --
                                                    -----         -----            ----           ----

Total distributions ($)                                --         (0.52)             --             --
                                                    -----         -----            ----           ----

Net asset value, end of year ($)                    10.93          9.22            9.03           9.16
                                                    =====          ====            ====           ====

Total return (%)(3)                                  3.70(4)     (11.09)          (2.06)          1.44

Ratios/Supplemental Data:
Net assets at end of year ($ thousands)             2,134         5,674           5,324          2,469

Expense ratio (%)*                                   2.65(5)       2.65            2.65           2.65

Ratio of net investment loss to
average net assets (%)*                             (1.62)(5)     (1.55)          (1.10)         (0.97)

Portfolio turnover rate (%)                         80.60        100.68          132.36         174.69

Average commission rate ($)(6)                        n/a           n/a          0.0069         0.0140

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)              0.03          0.06            0.05           0.04

                                                                           9
                                                                           -----


                                                                        Years ended October 31
                                                -------------------------------------------------------------------------
Class S (Formerly Class C)                       1992(1)       1993         1994       1995(2)      1996(2)       1997(2)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)             7.40        6.50         9.56        11.01         9.39          9.29
                                                  -----      ------        -----        -----       ------        ------

  Net investment income (loss) ($)                 0.04       (0.02)       (0.07)       (0.05)       (0.02)         0.01

  Net realized and unrealized gain (loss)
  on investments and foreign currency ($)         (0.94)       3.17         2.09        (1.05)       (0.08)         0.21
                                                  -----      ------        -----        -----       ------        ------

Total from investment operations ($)              (0.90)       3.15         2.02        (1.10)       (0.10)         0.22
                                                  -----      ------        -----        -----       ------        ------

  Dividends from net investment income ($)           --       (0.04)       (0.05)          --           --            --

  Distributions from capital gains ($)               --       (0.05)       (0.52)       (0.52)          --            --
                                                  -----      ------        -----        -----       ------        ------

Total distributions ($)                              --       (0.09)       (0.57)       (0.52)          --            --
                                                  -----      ------        -----        -----       ------        ------

Net asset value, end of year ($)                   6.50        9.56        11.01         9.39         9.29          9.51
                                                  =====      ======        =====       ======       ======        ======

Total return (%)(3)                              (12.16)(4)   48.95        22.73       (10.16)       (1.06)         2.37

Ratios/Supplemental Data:
Net assets at end of year ($ thousands)          10,418      27,767       54,631       33,883       26,649        21,230

Expense ratio (%)*                                 1.65(5)     1.65         1.65         1.65         1.65          1.65

Ratio of net investment income (loss)
to average net assets (%)*                         0.79(5)    (0.37)       (0.75)       (0.51)       (0.16)         0.06


Portfolio turnover rate (%)                       77.83      116.12        80.60       100.68       132.36        174.69

Average commission rate ($)(6)                      n/a         n/a          n/a          n/a       0.0069        0.0140

*Reflects voluntary assumption of fees
 or expenses per share in each year ($)            0.10        0.08         0.05         0.06         0.05          0.04

(1) March 1, 1994 (commencement of share class designations) to October 31, 1994 for Class C. January 22, 1992 (commencement of operations) to October 31, 1992 for Class S.


(2) Per-share figures have been calculated using the average shares method.

(3) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4) Not annualized.

(5) Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

    10                     Performance and Volatility
--------------------------------------------------------------------------------

                                                                                      As of October 31, 1997
                                                                              -------------------------------------
Average Annual Total Return(1)                                                 1 Year    5 Years   Since Inception*
-------------------------------------------------------------------------------------------------------------------
                                       Class A (%)                              (2.43)     9.38          5.67
                                       Class B (%)                              (3.67)     9.50          6.00
                                       Class C (%)                               0.44      9.78          6.00
                                       Class S (%)                               2.37     10.60          6.68
                                       Morgan Stanley EAFE Index (%)             4.63     11.75          7.82
                                       Lipper International Funds Index (%)     13.35     13.69         10.41

[GRAPHIC: DESCRIPTION OF BAR CHART]

                                                              Years ended October 31
                                                ------------------------------------------------
Class A Year-by-Year Total Return(1)             1992*    1993    1994      1995     1996   1997
------------------------------------------------------------------------------------------------
                                         50%             48.95
                                         40%
                                         30%
                                         20%                     22.39
                                         10%
                                          0%                                                2.17
                                       ---------------------------------------------------------
                                       (10%)                             (10.38)   (1.28)
                                       (15%)   (12.16)

                                            *Since Inception (1/22/92)


(1) Fund returns include performance from before the creation of share classes in 1994. Because Classes A, B and C involve higher marketing fees (as described on page 5), performance since that time is somewhat lower for these classes.

                                                                           11
                                                                           -----

Understanding Performance and Volatility

[GRAPHIC: MAGNIFYING GLASS WITH PAPER]

The information on the opposite page is designed to show two aspects of the fund's track record:

o Average annual total return is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

o The graph of year-by-year returns shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges.

Also included are two independent measures of performance. The Morgan Stanley EAFE Index is an unmanaged index of stocks from Europe, Australia and the Far East. The Lipper International Funds Index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your stock portfolio were identical to the Morgan Stanley index, your returns would always be lower, because that index does not include brokerage or administrative expenses.

    12                            Your Account
--------------------------------------------------------------------------------

Opening an Account

[GRAPHIC: KEY]

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

Choosing a Share Class

[GRAPHIC: PENCIL WITH PAPER SHOWING DIFFERENT CLASSES TO CHECK]

The fund offers four share classes, each with its own sales charge and expense structure.
If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you


Class A -- Front Load

o Initial sales charge of 4.5% or less; schedule on page 14

o Lower sales charges for larger investments; see sidebar on facing page and sales charge schedule

o Lower annual expenses than Class B or C shares due to lower marketing (12b-1) fee of 0.25%

Class B -- Back Load

o No initial sales charge

o Deferred sales charge of 5% or less on shares you sell within five years; schedule on page 14

o Annual marketing (12b-1) fee

o Automatic conversion to Class A shares after eight years, reducing future annual expenses

Class C(1) -- Level Load

o No initial sales charge

o Deferred sales charge of 1%, paid if you sell shares within one year of purchase

o Lower deferred sales charge than Class B shares

o Annual marketing (12b-1) fee

o No conversion to Class A shares after eight years, so annual expenses do not decrease

(1) Before November 1, 1997, these were designated Class D.

                                                                           13
                                                                           -----

may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.


Class S(2) -- No Load

o No sales charges of any kind

o No marketing (12b-1) fees; annual expenses are lower than other share classes

o Available through certain retirement accounts, advisory accounts of the investment manager and special programs, including broker programs with record-keeping and other services; these programs usually involve special conditions and separate fees. (contact your financial professional for information)

(2) Before November 1, 1997, these were designated Class C.


Class A Sales Charge Reductions and Waivers

[GRAPHIC: MAGNIFYING GLASS WITH PAPER]

o Substantial investments receive lower sales charge rates; see information on the following page.

o The "right of accumulation" allows you to include your existing State Street Research investments (except Money Market Fund Class E shares) as part of your current investment for sales charge purposes.

o A "letter of intent" allows you to count all investments in this or other State Street Research funds over the next 13 months as if you were making them all at once, for purposes of calculating sales charges.

To take advantage of right of accumulation or letter of intent waivers, consult your financial professional or State Street Research.

    14                       Your Account continued
--------------------------------------------------------------------------------

Sales Charges

Class A -- Front Load

when you invest                    this % is        which equals
this amount                        deducted         this % of
                                   for sales        your net
                                   charges          investment
----------------------------------------------------------------
Up to $99,999                       4.50               4.71
$100,000 - $249,999                 3.50               3.63
$250,000 - $499,999                 2.50               2.56
$500,000 - $999,999                 2.00               2.04
$1 million or more                          see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the previous page), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) if you sell any shares you have held for less than one year. Policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (contact your financial professional for information).

Class B -- Back Load
                                   this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you             of sale, if lower) is deduct-
bought them                        ed from your proceeds
------------------------------------------------------------------
First year                                   5.00
Second year                                  4.00
Third year                                   3.00
Fourth year                                  3.00
Fifth year                                   2.00
Sixth year or later                          None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

                                                                           15
                                                                           -----

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years, lowering your annual expenses from that time on.

Class C (Formerly Class D) -- Level Load

                                   this % of net asset value
when you sell shares               at the time of purchase (or
in this year after you             of sale, if lower) is deduct-
bought them                        ed from your proceeds
-----------------------------------------------------------------
First year                                   1.00
Second year or later                         None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

Class S (Formerly Class C) -- No Load

Class S shares have no sales charges or CDSC.

    16                       Your Account continued
--------------------------------------------------------------------------------

Policies for Buying Shares

[GRAPHIC: CASH REGISTER]

Once you have chosen a share class, the next step is to determine the amount you want to invest.

Minimum Initial Investments:

o $1,000 for accounts that use the Investamatic program

o $2,000 for Individual Retirement Accounts

o $2,500 for all other accounts

Minimum Additional Investments:

o $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

Timing of Requests All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                                  Buying Shares                           17
--------------------------------------------------------------------------------


                                   To Open an Account                          To Add to an Account


[GRAPHIC:      Through a           Contact your financial professional.        Contact your financial professional.
 BRIEFCASE]    Financial
               Professional


By Mail        [GRAPHIC:           Make your check payable to "State Street    Fill out the investment stub from an
                MAIL BOX]          Research Funds." Forward the check and      account statement, or indicate the fund
                                   your application to State Street            name and account number on your check.
                                   Research.                                   Make your check payable to "State Street
                                                                               Research Funds." Forward the check and
                                                                               stub to State Street Research.

[GRAPHIC OF    By Federal          Forward your application to State Street    Call State Street Research to obtain a
 FEDERAL       Funds Wire          Research, then call to obtain an account    control number. Instruct your bank to
 BUILDING]                         number. Wire funds using the                wire funds to:
                                   instructions at right.                      o State Street Bank and Trust Company, Boston, MA
                                                                               o ABA: 011000028
                                                                               o BNF: fund name and share class you want to buy
                                                                               o AC: 99029761
                                                                               o OBI: your name and your account number
                                                                               o Control: the number given to you by
                                                                                 State Street Research

By Electronic  [GRAPHIC:           Verify that your bank is a member of the    Call State Street Research to verify
Funds Transfer  ELECTRIC           ACH (Automated Clearing House) system.      that the necessary bank information is
(ACH)           PLUG]              Forward your application to State Street    on file for your account. If it is, you
                                   Research. Please be sure to include the     may request a transfer with the same
                                   appropriate bank information. Call State    phone call. If not, please ask State
                                   Street Research to request a purchase.      Street Research to provide you with an
                                                                               EZ Trader application.

[GRAPHIC:      By
 CALENDAR]     Investamatic        Forward your application, with all          Call State Street Research to verify
                                   appropriate sections completed, to State    that Investamatic is in place on your
                                   Street Research, along with a check for     account, or to request a form to add it.
                                   your initial investment payable to          Investments are automatic once
                                   "State Street Research Funds."              Investamatic is in place.

By Exchange    [GRAPHIC:           Call State Street Research or visit our     Call State Street Research or visit our
                TWO ARROWS;        website.                                    website.
                ONE POINTING
                LEFT, ONE
                POINTING
                RIGHT]


State Street Research Service Center
PO Box 8408, Boston, MA 02266-8408                  Internet www.ssrfunds.com

Call toll-free:
1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

    18                       Your Account continued
--------------------------------------------------------------------------------

Policies for Selling Shares

[GRAPHIC: REGISTER WITH RECEIPT]

Circumstances that Require Written Requests Please submit instructions in writing when any of the following apply:

o you are selling more than $50,000 worth of shares

o the name or address on the account has changed within the last 30 days

o you want the proceeds to go to a name or address not on the account registration

o you are transferring shares to an account with a different registration or share class

o you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Incomplete Sell Requests State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

Timing of Requests All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

Wire Transactions Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

Selling Recently Purchased Shares If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                                 Selling Shares                           19
--------------------------------------------------------------------------------

                              To Sell Some or All of Your Shares



[GRAPHIC:  Through a          Contact your financial professional.
BRIEFCASE] Financial
           Professional


By Mail    [GRAPHIC:          Send a letter of instruction, an endorsed stock
            MAIL BOX]         power or share certificates (if you hold
                              certificate shares) to State Street Research.
                              Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[GRAPHIC: By Federal          Check with State Street Research to make sure that
 FEDERAL  Funds Wire          wire redemption privileges are in place on your
 BUILDING]                    account. Once these privileges are established,
                              you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                              Transactions" on facing page.)

By Electronic  [GRAPHIC:      Check with State Street Research to make sure that
Funds Transfer  ELECTRIC      the EZ Trader feature and a bank designation is in
(ACH)           PLUG]         place on your account. Once one of these is
                              established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.

[GRAPHIC:      By             As long as your request does not require a written
TELEPHONE]     Telephone      request (see facing page), you can sell shares by
                              calling State Street Research. A check will be mailed to you on the following business day.

By Exchange    [GRAPHIC:      Read the prospectus for the fund into which you
                TWO ARROWS;   are exchanging. Call State Street Research or
                ONE POINTING  visit our website.
                LEFT, ONE
                POINTING
                RIGHT]

[GRAPHIC:                     See plan information on page 23.
 CALENDAR] By Systematic
           Withdrawal Plan

State Street Research Service Center
PO Box 8408, Boston, MA 02266-8408                     Internet www.ssrfunds.com

Call toll-free:
1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

    20                       Your Account continued
--------------------------------------------------------------------------------

Account Policies

[GRAPHIC: SHEETS OF PAPER]

The Fund's Business Hours The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

Calculating Share Price The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). Each class's share price is calculated by dividing its net assets by the number of its shares outstanding.

Telephone Requests When you open an account you automatically receive telephone privileges, allowing you to place requests on your account by telephone. Your broker can also use these privileges to request exchanges on your account. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

Exchange Privileges There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class as your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to

                                                                           21
                                                                           -----

accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

Accounts with Low Balances If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or may deduct an annual maintenance fee (currently $18).

Reinstating Recently Sold Shares For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

Distributions and Taxes

[GRAPHIC: UNCLE SAM]

Income and Capital Gains Distributions The fund typically distributes any net income and net capital gains to shareholders in December, after the end of the fund's fiscal year, which is October 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

    22                       Your Account continued
--------------------------------------------------------------------------------

Tax Considerations

[GRAPHIC: MAGNIFYING GLASS WITH PAPER]

Unless your investment is in a tax-deferred account, you may want to avoid:

o investing a large amount in the fund close to the end of its fiscal year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

o selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

Tax Effects of Distributions and Transactions In general, any dividends and short-term capital gain distributions you receive from the fund are taxable as ordinary income. Distributions of other net capital gains are generally taxable as capital gains. This is true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash.

Foreign investments pose special tax issues for the fund and its shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold some interest and dividends that otherwise would be payable to the fund. If the amount withheld is material, shareholders may be able to claim a foreign tax credit.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

Backup Withholding By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

                                                                           23
                                                                           -----

Investor Services

[GRAPHIC: TWO HANDS SHAKING]

Investamatic Program Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments, and you can skip an investment with three days notice. Not available with Class S shares.

Systematic Withdrawal Program This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

Dividend Allocation Plan This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

Automatic Bank Connection This plan lets you route any distributions or Systematic Withdrawal Program payments directly to your bank account.

State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees. Call 1-800-562-0032 for information on retirement plans or any of the services described above.

    24                            Fund Details
--------------------------------------------------------------------------------

Business Structure

[GRAPHIC: PILLAR]

Formed in 1992, the fund is a diversified series of State Street Research Portfolios, Inc., an open-end management investment company that is organized as a Maryland corporation. A board of directors representing shareholder interests oversees the fund's operations, including the hiring of the investment manager, subadviser and other service providers.

The fund does not hold regular shareholder meetings, but may call meetings when matters arise that require shareholder approval. These may include amendments to the investment management and subadvisory agreements, the election of directors or proposed changes in the fund's investment policies. The fund's goal, which is not fundamental, may be changed without shareholder approval.

GFM has overall responsibility for managing the fund's investments, under the supervision of the investment manager. The investment manager receives the management fee (0.95% of fund assets, annually) and from this pays GFM the subadvisory fee (0.75% of fund assets, annually). The investment manager, subadviser and distributor are all subsidiaries of Metropolitan Life Insurance Company.


Brokers for Portfolio Trades When placing trades for the fund's portfolio, GFM chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


Investment Manager
State Street Research & Management Company
One Financial Center, Boston, MA 02111

Distributor
State Street Research Investment Services, Inc.
One Financial Center,
Boston, MA 02111

Shareholder Services
State Street Research Service Center
P.O. Box 8408, Boston, MA 02266

Custodian
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

                                                                           25
                                                                           -----

Dealer Compensation

[GRAPHIC: CHECK]

Dealers who sell shares of the fund and perform services for fund investors receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, marketing (12b-1) fees and its other resources.



Maximum Dealer Compensation       Class A    Class B    Class C    Class S
--------------------------------------------------------------------------
Initial commission (%)                 --     4.00       1.00       0.00
Investments up to $100,000 (%)       4.00       --         --         --
$100,000 - $249,999 (%)              3.00       --         --         --
$250,000 - $499,999 (%)              2.00       --         --         --
$500,000 - $999,999 (%)              1.75       --         --         --
First $1-3 million (%)               1.00(1)    --         --         --
Next $2 million (%)                  0.50(1)    --         --         --
Next $1 and above (%)                0.25(1)    --         --         --
Annual fee (%)                       0.25     0.25       0.90       0.00

(1) If your broker declines this commission, the one-year CDSC on your investment is waived.


Additional Policies Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may vary its initial or additional investments in the case of exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs.

o All orders to purchase shares are subject to acceptance by the fund.

o At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly.

o Dealers may impose a transaction fee on the purchase or sale of shares by shareholders.

o The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

    26                     Other Securities and Risks
--------------------------------------------------------------------------------

Other Securities and Risks

[GRAPHIC: CERTIFICATES]

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

Restricted and Illiquid Securities Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

Derivatives Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the

                                                                           27
                                                                           -----

use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With all derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

Securities Lending The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting collateral it receives in these transactions, the fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the fund could lose money.

When-issued Securities The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Country Diversification The fund generally includes stocks from at least three different countries, other than the U.S., at any given time.

Repurchase Agreements The fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the fund could lose money.

Bonds The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

Defensive Investing During unusual market conditions, the fund may place up to 100% of assets in cash, quality short-term U.S. securities or U.S. stocks.

    28                Other Securities and Risks continued
--------------------------------------------------------------------------------

Investment Limitations


                                                       Limitation at the time of investment
                                                       ------------------------------------
Practice                                               % of total assets    % of net assets
-------------------------------------------------------------------------------------------
Investing in securities of any given issuer (other
than the U.S. government and its agencies)(1)                 5(2)                --

Investing in any given industry(1)                           25                   --

Lending securities                                           20                   --

Lending money                                            prohibited               --

Repurchase agreements                                        30                   --

Security
-------------------------------------------------------------------------------------------
Commodity futures contracts and options contracts
(for non-hedging purposes)                                   --                    5(3)

Other options contracts (for non-hedging purposes)           --                    5(3)

Swap arrangements                                             5                   --

Illiquid securities                                          15(4)                --

Restricted securities                                        10(5)                --



(1) Fundamental policy; may not be changed without shareholder approval.

(2) Applies only to 75% of fund's total assets. The fund is also prohibited from investing in more than 10% of an issuer's voting securities.

(3) Initial margin deposits plus premiums may not exceed 5% of the market value of the fund's net assets in non-hedging transactions. No limits apply when used in hedging strategies.

(4) Includes repurchase agreements extending over more than seven days.

(5) Does not include Rule 144A securities.

                                      Notes                               29
--------------------------------------------------------------------------------

                           For Additional Information
--------------------------------------------------------------------------------



You can obtain a free copy of the current annual/semiannual report or SAI by contacting:


[GRAPHIC: STATE STREET RESEARCH LOGO]
STATE STREET RESEARCH
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

Or you can visit the SEC website at:
www.sec.gov

You can find additional information on the fund's structure and its performance in the following documents:

Annual/Semiannual Reports While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Statement of Additional Information (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                 prospectus
Control Number: xxxx-xxxxxx(xxxx)SSR-LD                          EIN-xxxx-xxxxx

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                   a Series of

                     STATE STREET RESEARCH PORTFOLIOS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1998

                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----


INVESTMENT OBJECTIVE..................................................... 2
ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS.......................... 2
ADDITIONAL INFORMATION CONCERNING
    CERTAIN INVESTMENT TECHNIQUES........................................ 5
DEBT INSTRUMENTS AND
    PERMITTED CASH INVESTMENTS...........................................15
THE COMPANY, THE FUND AND ITS SHARES.....................................19
DIRECTORS AND OFFICERS...................................................20
INVESTMENT ADVISORY SERVICES.............................................25
PURCHASE AND REDEMPTION OF SHARES........................................27
SHAREHOLDER ACCOUNTS.....................................................32
NET ASSET VALUE..........................................................37
PORTFOLIO TRANSACTIONS...................................................38
CERTAIN TAX MATTERS......................................................42
DISTRIBUTION OF SHARES OF THE FUND.......................................45
CALCULATION OF PERFORMANCE DATA..........................................49
CUSTODIAN................................................................52
INDEPENDENT ACCOUNTANTS..................................................52
FINANCIAL STATEMENTS.....................................................52


     The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research International Equity Fund (the "Fund") dated March 1, 1998, which may be obtained without charge from the offices of State Street Research Portfolios, Inc. ("Portfolios") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  1285J-970827(0998)SSR-LD                         IE-879D-897

                              INVESTMENT OBJECTIVE

     As set forth under "International Equity Fund--Goal and Strategy-- Fundamental Goal" in the Prospectus of State Street Research International Equity Fund (the "Fund"), the Fund's investment goal is to provide long-term growth of capital, by investing primarily in common stocks and equity-related securities of non-U.S. companies. This goal is not fundamental and may be changed by the Board of Directors without approval of shareholders.

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

     As set forth under "International Equity Fund--Portfolio Risks" and "Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Restrictions that are not fundamental may be changed by the Board of Directors without approval of shareholders.

     The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy that it may not:

     (1) borrow money or purchase securities on margin, provided, however, that this restriction shall not prohibit the Fund from (a) obtaining such short-term credits as are necessary for the clearance of portfolio transactions, (b) temporarily borrowing up to 5% of the value of the Fund's total assets for extraordinary or emergency purposes, such as for permitting redemption requests to be honored which might otherwise require the sale of securities at a time when it is not in the Fund's best interests or (c) purchasing securities on a "when-issued" or "forward commitment" basis. Collateral arrangements entered into by the Fund to make margin deposits in connection with futures contracts, including options on futures contracts, are not for these purposes deemed to be the purchase of a security on margin. The aggregate amount of obligations identified in (a), (b) and (c) above, when incurred, will not exceed one-third of the amount by which the Fund's total assets exceed its total liabilities (excluding the liabilities represented by such obligations). If at any time the Fund's obligations of such type exceed the foregoing limitation, such obligations will be promptly reduced to the extent necessary to comply with the limitation. The Fund will not issue senior securities, other than those which represent obligations under (a), (b) and (c). For purposes hereof, writing covered call and put options and entering into futures contracts and options thereon to the extent permitted by the investment policies described in the Prospectus shall not be deemed to involve the issuance of senior securities or borrowings;

     (2) engage in the underwriting of securities of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933;

     (3) purchase or sell real estate or real estate interests (except that the Fund may invest up to 10% of its total assets in: (i) readily marketable securities of issuers which deal in real estate or mortgages; and (ii) readily marketable securities which are secured by real estate or interests therein, and the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of such securities;

     (4) acquire securities for the purpose of exercising control over the management of any company or if such acquisition would thereupon cause more than 25% of the value of the Fund's total assets to consist of
          (1) securities (other than securities issued or guaranteed by the United States government, its agencies and instrumentalities) which, together with other securities of the same issuer, constitute more than 5% of the value of the Fund's total assets and (2) voting securities of issuers more than 10% of whose outstanding voting securities are owned by the Fund; and

     (5) make any investment which would thereupon cause more than 25% of the value of the total assets of the Fund to be invested in securities issued by companies principally engaged in any one industry, provided, however, that (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone will each be deemed a separate industry, (b) oil and oil related companies will be divided by type so that, for example, domestic crude oil and gas producers, domestic integrated oil companies, international oil companies and oil service companies will each be deemed a separate industry, and (c) savings and loan associations and finance companies will each be deemed a separate industry. To the extent that 25% of the total assets of the Fund may become invested in the four oil related industries listed above in the aggregate, such fact will be disclosed. For purposes of this limitation, all debt securities issued by foreign governments, their agencies or instrumentalities will be treated as foreign government debt and all debt securities issued by supranational organizations will be treated as supranational debt.

     The following investment restrictions are not fundamental. Under these restrictions, it is the Fund's policy:

     (1) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

     (2) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days; and

     (3) not to make any short sale or participate on a joint or joint and several basis in any trading account in securities. The latter policy, however, does not prohibit combining orders for portfolio securities.

     The investment restrictions set forth in the Prospectus contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares.

     The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value of the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's investment manager (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from an expected decline in the market value of an asset or group of assets asset which the Fund does not own or expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts
-----------------

     Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Fund's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Fund's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options
-------

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts
----------------------------

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity
-----------------------------------------------------

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Nonhedging strategies typically involve special risks. The profitability of the Fund's nonhedging strategies will depend on the ability of the Investment Manger to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Swaps
-----

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Currency Transactions
---------------------

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements
---------------------

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's total assets.

Reverse Repurchase Agreements
-----------------------------

     The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities
----------------------

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities
---------------------

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Board of Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Emerging Growth Companies
-------------------------

     Investment in the securities of emerging growth companies involves greater risk than investment in more established companies. Such risks include the fact that securities of emerging growth companies may be subject to more abrupt or erratic market movements than more established companies or the market generally. Also, these companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

Foreign Investments
-------------------

     The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     It is anticipated that many of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Zero Coupon Bonds
-----------------

     Zero coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders. When distributed to shareholders, any such income resulting from zero coupon bonds will be paid from the Fund's cash assets, or, if necessary to pay the distribution, from the proceeds of sales of portfolio securities held by the Fund. Furthermore, the Fund will be unable to purchase additional portfolio securities with any cash used to make such distributions and its current income may be reduced.

Securities Lending
------------------

     The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading
------------------

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments
-----------------------------------

     The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications
------------------------

     In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed- ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.


Energy                                      Materials                               Capital Equipment
-----                                       ---------                               -----------------
Energy Resources                            Building Materials                      Aerospace
Utilities                                   Chemicals                               Construction & Housing
                                            Forest Products & Paper                 Data Processing
                                            Metals (non-ferrous)                    Electronics
                                            Metals (steel)                          Electronic Components
                                            Misc. Materials                         Industrial Components
                                                                                    Machinery/Engineering

Consumer Goods                              Services                                Financial
--------------                              --------                                ---------
Appliances                                  Broadcasting/Publishing                 Banking
Automobiles                                 Business/Public Services                Financial Services
Beverages/Tobacco                           Leisure/Tourism                         Insurance
Food/Household                              Merchandising
Health/Personal Care                        Telecommunications                      Miscellaneous
Recreation                                  Transportation (airlines)               -------------
Textiles/Apparel                            Transportation (road/rail)              Real Estate
                                            Transportation (road/rail)              Multi-industry
                                            Wholesale/Trade                         Gold Mining

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

     U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

o obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

     Foreign Government Debt. The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by GFM International Investors Limited, the sub-investment manager (the "Sub-Investment Manager"), based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Sub-Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

     Supranational Debt. Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

     Foreign Currency Units. The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Sub-Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

     Synthetic Non-U.S. Money Market Positions. Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by (i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar- denominated money market instruments, a synthetic money market position utilizing such U.S.

dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

     Bank Money Investments. Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

     In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Board of Directors of Portfolios will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                      THE COMPANY, THE FUND AND ITS SHARES

     State Street Research Portfolios, Inc. is currently comprised of only one series, State Street Research International Equity Fund. The Board of Directors of Portfolios has the authority to issue an unlimited number of shares of beneficial interest of separate series, $.01 par value per share. The Board of Directors also has the authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. A "series" is a separate pool of assets of Portfolios which is separately managed and has a different investment objective and different investment policies from those of another series.

     The Directors have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     The rights of holders of shares may be modified by the Board of Directors at any time, so long as such modifications do not have a material, adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Except as otherwise provided under the 1940 Act, the Board of Directors will be a self-perpetuating body until fewer than two-thirds of the Directors serving as such are Directors who were elected by shareholders of Portfolios. In the event less than a majority of the Directors serving as such were elected by shareholders of the Portfolio, a meeting of shareholders will be called to elect Directors.

                             DIRECTORS AND OFFICERS

     The Directors and principal officers of Portfolios, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

     *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of Portfolios. He is 59. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

     *Steven J. Brunnock, Five Upper St. Martins Lane, London, WC2H 9EA England, services as Vice President of Portfolios. He is 38. His principal occupation during the past five years has been portfolios manager for GFM International Investors Limited.

     *Justin T. Donegan, Five Upper St. Martins Lane, London, WC2H 9EA England, serves as Vice President of Portfolios. He is 38. His principal occupation is portfolios manager for GFM International Investors Limited. During the past five years he has also served as a self-employed financial consultant, as the Japanese Portfolio Manager of Pictet Asset Management, and as the Far Eastern Portfolio Manager for Johnson Capital Management.

     +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Director of Portfolios. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Director of Portfolios. He is 69. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of Portfolios. He is 57. Mr. Kallis' principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Director of Portfolios. He is 71. He is engaged principally in private investments and civic affairs and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

     +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Director of Portfolios. He is 71. His principal occupation is Associate of Saltonstall & Co., a private investment firm. During the past five years he has also served as Partner of that firm.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of Portfolios. He is 46. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the

-------------------------
 * or +, see footnotes on page 23.

past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of Portfolios. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Director of Portfolios. He is 65. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Director of Portfolios. He is 59. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     *Nicholas Sanjana, Five Upper St. Martins Lane, London, WC2H 9EA England, serves as Vice President of Portfolios. He is 34. His principal occupation during the past five years has been portfolios manager for GFM International Investors Limited.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Director of Portfolios. He is 60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Director of Portfolios. He is 55. His principal occupation currently, and during the past five years, is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company.

-------------------------
* or +, see footnotes on page 23.

Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and until February 1996, prior positions as President and Chief Executive Officer of that company.

     *Ian R. Vose, Five Upper St. Martins Lane, London, WC2H 9EA England, serves as Vice President of Portfolios. He is 41. His principal occupation is Senior Vice President and Chief Investment Officer of GFM International Investors Limited. During the past five years he has also served as Chief Executive Officer of GFM International Investors Limited.

     *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of Portfolios. He is 51. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as President and Chief Investment Officer of IDS Equity Advisors and as Senior Vice President of Stein, Roe & Farnham.


-------------------------

* These Directors and/or officers are or may be deemed to be "interested persons" of Portfolios under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has a direct or indirect advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     Record ownership of shares of the Fund as of November 30, 1997 was as follows:


                                                              % of
                  Class             Holder                    Class

                  A                 Merrill Lynch             14.83

                  B                 Merrill Lynch             12.55

                  C(a)              Merrill Lynch             42.60

                  S(a)              Chase Manhattan           59.23
                                    Bank, N.A.


The full name and address of the above institutions are:

Chase Manhattan Bank, N.A.(b)(c)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (c)
4800 Deerlake Drive East
Jacksonville, FL  32246

---------------------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan").

(c) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

     Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of November 30, 1997, the Directors and principal officers of Portfolios as a group owned approximately 1.2% of the outstanding Class A shares of the Fund, and none of the outstanding Class B, Class C or Class S shares.*
------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     The Directors were compensated as follows:

                                                                                               Total
                                                                                           Compensation
                                                 Aggregate                              From Portfolios and
                                               Compensation                                Complex Paid
         Name of Director                  From Portfolios(a)                            to Directors(b)
Steve A. Garban                                    $  950                                      $_____
Malcolm T. Hopkins                                 $1,050                                      $_____
Edward M. Lamont                                   $1,183                                      $_____
Robert A. Lawrence                                 $1,050                                      $_____
Dean O. Morton                                     $1,150                                      $_____
Toby Rosenblatt                                    $1,283                                      $_____
Michael S. Scott Morton                            $1,050                                      $_____
Ralph F. Verni                                     $  0                                        $_____


(a)  For the Fund's fiscal year ended October 31, 1997.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager served directly or indirectly as investment adviser or for which the Investment Manager served as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. served as distributor. "Total Compensation from Portfolios and Complex Paid to Directors" for the 12 months ended December 31, 1997. Portfolios does not provide any pension or retirement benefits for the Directors.

                          INVESTMENT ADVISORY SERVICES

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. GFM International Investors Limited, the Sub-Investment Manager, an English corporation, with offices at 5 Upper St. Martins Lane, London, WC2H 9EA, England, acts as sub-investment adviser to the Fund.

     The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

     The Sub-Investment Management Agreement provides that the Sub-Investment Manager has overall responsibility for the investment management, and supplies the portfolio managers for the Fund. The Investment Management Agreement provides that the Investment Manager compensates all executive and clerical personnel and Directors of Portfolios if such persons are employees of the Investment Manager or its affiliates. The Investment Manager and the Sub-Investment Manager are indirect wholly-owned subsidiaries of Metropolitan.

     The advisory fees payable monthly by the Fund to the Investment Manager are computed as percentages of the average of the value of the net assets of the Fund as determined at the close of regular trading on of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.95% of the net assets of the Fund. The subadvisory fee payable monthly by the Investment Manager to the Sub-Investment Manager is at the annual rate of 0.75% of the average daily value of the Fund's net assets. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.

     The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1997, $701,440; 1996, $921,649; and 1995, $830,476. The sub-investment management fees for the Fund for the same periods were as follows: 1997, $553,768; 1996, $727,618; and 1995, $655,639.

     The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. The voluntary reduction of fees or assumption of expenses for the same periods were as follows: 1997, $335,089; 1996, $452,847; and 1995, $529,341.

     The Investment Management Agreement and the Sub-Investment Management Agreement provide that they shall continue in effect from year to year with respect to the Fund as long as each Agreement is approved at least annually both
(i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Directors of Portfolios, and (ii) in either event by a vote of a majority of the Board of Directors who are not parties to the Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     Under the Fund's Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for Portfolios, such as assistance in determining the daily net asset value of shares of each series of Portfolios and in preparing various reports required by regulations.

     Under a Shareholders' Administrative Services Agreement between Portfolios and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which the Fund's shares may be purchased.

     Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" in the Prospectus. The following supplements that information.

     Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of regular trading on the close of the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

     Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Account--Class A Sales Charge Reductions and Waivers" in the Fund's Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

     Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof a 1% annual fee with respect to such outstanding shares until the shares convert to Class A shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

     Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Account--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

     Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.


                              SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Account." The following supplements that information.

     Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Account--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase.

Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Telephone Privileges. Unless a shareholder declines telephone privileges that are offered with his or her Account, (see "Your Account--Account Policies--Telephone Requests"), he or she is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

     The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Directors utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Board of Directors of Portfolios with the use of such pricing services as may be deemed appropriate or methodologies approved by the Directors.

         The Directors have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

     Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended October 31, 1996 and 1997, respectively, were as follows: 132.36% and 174.69%. The Fund experienced a higher portfolio turnover rate in 1997 than in 1996 because portfolio modifications made in a rapidly changing market for international securities. The Fund sold off poor performing materials stocks in Continental Europe and reduced its exposure to Japan during the year. In addition, assets in Malaysia were liquidated and redeployed in the region. Also, the Fund continued its current program of generally moving the portfolio to larger size companies.

Brokerage Allocation

     Under the Investment Management Agreement, the Investment Manager has ultimate responsibility for selecting broker-dealers through which investments are to be purchased and sold for the Fund. Under the Sub-Investment Management Agreement, the Sub-Investment Manager has day-to-day responsibility for selecting broker-dealers through which securities or other investments are to be purchased and sold for the Fund.

     The Investment Manager and the Sub-Investment Manager's policy is to seek for their clients, including the Fund, what in the Investment Manager or Sub-Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with their judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager or Sub-Investment Manager may do business, and the Investment Manager or Sub-Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Sub-Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Sub-Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Sub-Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Sub-Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager, the Sub-Investment Manager or their affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager and Sub-Investment Manager's advisory contracts between the investment companies and the Investment Manager or Sub-Investment Manager. The Investment Manager and Sub-Investment Manager consider these investment company services only in connection with the execution of transactions on behalf of their investment company clients and not their other clients.

     Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment in less than ten percent of the outstanding equity of one such third party which is engaged in the development and licensing of trading systems which include portfolio analysis and modeling and other research and investment decision-making capabilities. The Investment Manager may allocate brokerage to broker-dealers who in turn pay this third party for the portion of the third party's trading system provided to the Investment Manager, which is estimated by the Investment Manager to provide appropriate assistance in the investment decision-making process. Because of its minority interest in the third party, the Investment Manager could be said to benefit indirectly from such brokerage allocation.

     The Sub-Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Among other measures, the Sub-Investment Manager's investment management personnel seek to evaluate the quality of research and other services received, and the results of this effort are made available to the equity trading department, which sometimes uses this information as consideration in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Sub-Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and the Sub-Investment Manager pays for that portion directly from its own funds. Some research and execution services may benefit the Investment Manager or Sub-Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

     The Investment Manager and Sub-Investment Manager have no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager, or Sub-Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager and Sub-Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager and Sub-Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager and Sub-Investment Manager rely on the provisions of
Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable.

Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended October 31 were as follows: 1995, $400,465; 1996, $569,761; and 1997, $791,999.

     During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     In the case of the purchase of fixed income securities in underwriting transactions, the Sub-Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Sub-Investment Manager may make such allocations to broker-dealers which have provided the Sub-Investment Manager with research and brokerage services.

     When more than one client of the Investment Manager or Sub-Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager and Sub-Investment Manager will use their best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager or Sub-Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager or Sub-Investment Manager may not aggregate trades where they believe that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund--in General

     The Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, for each of the Fund's tax years that has begun after August 5, 1997, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements; and (c) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed (or deemed distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute (or be deemed to have distributed) an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses or certain foreign currency gains and losses) for the calendar year, plus its capital gain net income and certain foreign currency gains and losses for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

     Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

     Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

     Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

     If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss of the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Federal Income Taxation of Shareholders

     The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

     Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

     Portfolios has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

     Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1997, $42,760; 1996, $157,855; and 1995,
$255,655.

     For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1997, $6,794; 1996, $19,830; and 1995, $29,729.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

     For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:


                       Fiscal Year Ended                  Fiscal Year Ended                Fiscal Year Ended
                        October 31, 1997                   October 31, 1996                 October 31, 1995
                  -----------------------------     -------------------------------  ------------------------------
                   Contingent                        Contingent                        Contingent
                    Deferred      Commissions         Deferred        Commissions       Deferred      Commissions
                  Sales Charges Paid to Dealers     Sales Charges   Paid to Dealers   Sales Charges Paid to Dealers
                  ------------- ---------------     -------------   ---------------   ------------- ----------------
    Class A       $      0       $ 35,966            $      0          $138,025        $     0         $222,926
    Class B       $117,824       $111,491            $139,376          $413,917        $81,190         $558,930
    Class C       $    619       $  4,843            $  4,578          $ 32,126        $ 2,446         $ 45,585

     The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

     The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

     The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

     During the fiscal year ended October 31, 1997, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                              Class A               Class B                   Class C
                                              -------              ---------                  -------

Advertising                                   $     0              $      0                   $  1,748
Printing and mailing of prospectuses to
   other than current shareholders                  0                     0                        642
Compensation to dealers                        48,442               263,930                     27,737
Compensation to sales personnel                     0                     0                      5,394
Carrying or other financing charges                 0                     0                          0
Interest                                            0                     0                          0
Other expenses:  marketing; general                 0                     0                      2,542
                                              -------              --------                    -------
Total fees                                    $48,442              $263,930                    $38,073
                                               ======              ========                    =======

     The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

     No interested Director of Portfolios has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

     To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average, and The Morgan Stanley Capital International, Europe, Australia, Far East (EAFE) Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper International Funds Group.

     The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on March 1, 1994, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after to March 1, 1994 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

     The performance data below reflect Rule 12b-1 fees and, where applicable, sales charges as follows:

                         Rule 12b-1 Fees                                         Sales Charges
                         ---------------                                         -------------
         Class     Amount                  Period
         -----     ------                  ------

          A         0.25%      March 1, 1994 to present; fee will          Maximum 4.5% sales charge reflected
                               reduce performance for periods after
                               March 1, 1994

          B         1.00%      March 1, 1994 to present; fee will          1- and 5-year periods reflect a 5% and
                               reduce performance for periods after        a 2% contingent deferred sales charge,
                               March 1, 1994                               respectively

          C*        1.00%      March 1, 1994 to present; fee will          1-year period reflects a 1% contingent
                               reduce performance for periods after        deferred sales charge

                                       49


                               March 1, 1994

          S*        None       Since commencement                          None
                               of operations to present

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

     The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                         Commencement
                         of Operations                       Five Years                      One Year
                     (January 22, 1992) to                      Ended                          Ended
                       October 31, 1997                   October 31, 1997               October 31, 1997
                       ----------------                   ----------------               ----------------
Class A                  5.67%                                  9.38%                          -2.43%
Class B                  6.00%                                  9.50%                          -3.67%
Class C*                 6.00%                                  9.78%                           0.44%
Class S*                 6.68%                                 10.60%                           2.37%
------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                    P(1+T)n = ERV

Where:            P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return
                  n        =        number of years

                  ERV      =        ending redeemable value at the end of the
                                    designated period assuming a hypothetical
                                    $1,000 payment made at the beginning of
                                    the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

     The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1997, without taking sales charges into account, were as follows:

                                    Without
                                    Subsidy
                                    -------
         Class A                    -0.32%
         Class B                    -0.76%
         Class C*                   -0.31%
         Class S*                   -0.65%

------------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

                                    CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, serves as the Fund's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.


     The following financial statements are for the Fund's fiscal year ended October 31, 1997.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1997

--------------------------------------------------------------------------------
                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------
COMMON STOCKS 93.4%
Australia 4.5%
Australia & New Zealand Banking Group Ltd. .......         70,000     $  488,337
Australia National Industries ....................        236,000        237,333
Comalco Ltd. .....................................         77,000        315,154
GIO Australia Holdings Ltd. ......................        100,000        255,983
National Australia Bank ..........................         13,000        177,817
News Corp. Ltd. ADR ..............................         75,000        359,185
North Ltd. .......................................         47,150        123,614
Savage Resources .................................        313,500        180,784
Westpac Banking Ltd. .............................         79,300        461,757
WMC Ltd. .........................................         57,700        204,917
                                                                      ----------
                                                                       2,804,881
                                                                      ----------
Austria 1.6%
Bohler Uddeholm AG ...............................          2,494        178,826
EVN Energie-Versorgung AG ........................          1,642        190,542
VA Stahl AG ......................................          6,062        262,294
Z Laenderbank Bank Austria AG ....................          7,764        364,732
                                                                      ----------
                                                                         996,394
                                                                      ----------
Belgium 1.6%
GPE Bruxelles ....................................          1,771        274,303
Petrofina SA .....................................          1,375        506,284
Union Miniere SA .................................          2,990        218,924
                                                                      ----------
                                                                         999,511
                                                                      ----------
Bermuda 0.1%
Isleinvest Ltd.*+ ................................         95,821         67,990
                                                                      ----------
Canada 0.7%
Advanced Material Resources Ltd.* ................        133,000        212,332
Kemgas Ltd.* .....................................        200,000        234,150
                                                                      ----------
                                                                         446,482
                                                                      ----------
Denmark 0.3%
Unidanmark SA Cl. A ..............................          2,800        189,259
                                                                      ----------
France 8.6%
Alcatel Alsthom ..................................          4,339        523,546
Cap Gemini .......................................          4,624        367,146
Cie de Michelin Cl. B ............................          5,335        273,675
Cie de St. Gobain ................................          2,367        339,770
Credit Commerce France ...........................          5,917        335,227
Eaux Cie Generale ................................          3,141        366,470
Elf Aquitaine SA .................................          4,438        549,340
L'Air Liquide ....................................          1,040        161,366
Lafarge ..........................................          5,917        369,694
Pechiney International NV ........................          7,340        301,833
Rhone-Poulenc SA .................................          5,440        237,188
Sanofi SA ........................................          3,800        361,011


--------------------------------------------------------------------------------
                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------

France (cont'd)
Schneider SA .....................................          5,750     $  307,026
Total SA Cl. B ...................................          4,298        476,873
Valeo SA .........................................          5,083        338,999
                                                                      ----------
                                                                       5,309,164
                                                                      ----------
Germany 9.2%
Allianz AG Holding ...............................          3,982        887,045
Bankgesellschaft Berlin AG .......................         14,394        354,882
BASF AG ..........................................         12,601        427,636
Commerzbank AG ...................................         10,966        372,149
Daimler-Benz AG ..................................          3,758        251,798
Deutsche Bank AG .................................          3,674        240,415
Deutsche Pfandbrief ..............................          5,116        288,773
Deutsche Telekom AG ..............................         11,585        217,076
Dresdner Bank AG .................................          3,976        162,610
Lufthansa AG .....................................         12,881        224,920
MAN AG ...........................................            688        207,142
Metallgesellschaft AG ............................         10,746        213,823
RWE AG ...........................................          7,174        311,298
SGL Carbon AG ....................................          1,426        200,193
Siemens AG .......................................         11,220        690,592
Thyssen AG .......................................          1,572        346,993
Viag AG ..........................................            599        278,164
                                                                      ----------
                                                                       5,675,509
                                                                      ----------
Hong Kong 3.5%
Beijing Enterprises Holdings Ltd. ................         70,200        234,711
Cheung Kong Infrastructure Holdings Ltd. .........         75,400        195,046
China Resources Enterprise Ltd. ..................         97,000        265,977
Citic Pacific Ltd. ...............................         54,000        258,423
First Tractor Co. Cl. H* .........................        332,000        257,647
Hutchison Whampoa ................................         47,000        325,228
Johnson Electric Holdings Ltd. ...................         26,000         70,957
New World Development Co. Ltd. ...................         40,000        140,723
Shanghai Industrial Holdings Ltd. ................         60,000        266,960
Television Broadcasts Ltd. .......................         60,000        166,850
                                                                      ----------
                                                                       2,182,522
                                                                      ----------
Indonesia 0.2%
PT Indah Kiat Pulp & Paper Corp. .................        357,000        136,165
                                                                      ----------
Italy 4.4%
Assic Generali ...................................         14,716        329,002
Credito Italiano .................................        200,904        535,783
ENI SPA ..........................................         82,869        465,985
La Rinascente SPA ................................         40,842        302,757
Mediaset SPA .....................................         66,470        301,530
Montedison SPA ...................................        374,167        303,665
Telecom Italia SPA ...............................         75,499        473,151
                                                                      ----------
                                                                       2,711,873
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------
                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------
Japan 16.5%
Alps Electric Co. ................................         42,000     $  471,126
Amada Co. ........................................         49,000        260,573
Gunze Ltd. .......................................        105,000        309,722
Hitachi Ltd. .....................................         76,000        584,130
Hitachi Zosen Corp. ..............................         94,000        206,980
Ines Corp. .......................................         18,000        255,754
Intec Inc. .......................................         29,000        274,699
Izumiya Co. Ltd. .................................         35,000        287,910
Matsushita Electric Industrial Co. Ltd. ..........         28,000        469,962
Mitsubishi Estate Co. Ltd. .......................         57,000        719,900
Mitsubishi Oil Co. Ltd. ..........................        105,000        307,977
Mitsubishi Paper Mills ...........................        140,000        371,084
Nintendo Co. Ltd. ................................         11,100        959,202
Nippon Light Metal Co. Ltd. ......................        192,000        445,102
Nippon Sheet Glass Co. Ltd. ......................        149,000        351,608
Nippon Steel Corp. ...............................        140,000        288,492
Nissan Fire & Marine Insurance ...................         97,250        399,990
Nomura Securities ................................         46,000        535,106
Sankyo Seiki Manufacturing Co. Ltd. ..............         36,000        272,206
Seino Transportation .............................         21,000        181,471
Shima Seiki Manufacturing Co. ....................          5,200        211,716
Shimano Inc. .....................................         15,000        305,359
Sumitomo Special Metals ..........................         20,000        382,218
Tokyo Nissan Auto Sales Co. Ltd. .................         19,000         53,677
Tokyo Steel Manufacturing ........................         73,000        515,579
Tomy Co. Ltd. ....................................         16,000        210,054
Toyo Ink Manufacturing Co. .......................         84,000        249,871
Yamanouchi Pharmaceutical Co. ....................         15,000        368,924
                                                                      ----------
                                                                      10,250,392
                                                                      ----------
Korea 1.5%
Housing & Commercial Bank GDR[dbldag] ............         14,400        124,200
LG Electronics Inc. GDR[dbldag] ..................        109,000        283,400
SK Telecom Co. Ltd. ADR ..........................         47,000        246,750
Samsung Electronics Ltd. GDR[dbldag] .............         27,200        275,400
                                                                      ----------
                                                                         929,750
                                                                      ----------
Luxembourg 0.3%
Arbed SA .........................................          1,356        171,453
                                                                      ----------
Mexico 0.7%
Cemex SA ADR .....................................         14,900        129,533
Grupo Television SA de CV GDR ....................          4,700        145,700
Grupo Carso SA de CV .............................         24,400        154,519
                                                                      ----------
                                                                         429,752
                                                                      ----------


--------------------------------------------------------------------------------
                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------
Netherlands 3.8%
Akzo Nobel NV ....................................          1,648     $  290,384
ING Groep NV .....................................          9,758        409,620
Kon Ptt ..........................................          7,664        292,901
Koninklijke KNP BT NV ............................         10,300        234,489
Philips Electronics NV ...........................          3,514        275,111
Royal Dutch Petroleum Co. ........................         16,653        880,898
                                                                      ----------
                                                                       2,383,403
                                                                      ----------
Norway 0.8%
Fred Olsen Energy ASA ............................          5,200        131,166
Schibsted ASA ....................................         10,650        199,953
Smedvig ASA ......................................          6,400        193,539
                                                                      ----------
                                                                         524,658
                                                                      ----------
Portugal 1.5%
Banco Commercial Portugues .......................          8,100        164,902
Cimpor-Cimentos de Portugal SA ...................          6,920        175,115
Elecricidade de Portugal SA ......................         11,400        200,318
Portugal Telecom SA ..............................          9,000        369,264
                                                                      ----------
                                                                         909,599
                                                                      ----------
Singapore 1.3%
City Development Ltd. ............................         37,000        155,048
Development Bank of Singapore Ltd. ...............         25,000        233,333
Sing Technologies Automotive Ltd. ................         72,000        211,200
Singapore Airlines Ltd. ..........................         29,100        218,019
                                                                      ----------
                                                                         817,600
                                                                      ----------
Spain 3.5%
Acerinox SA ......................................          1,490        222,573
Banco Bilbao Vizcaya .............................         13,286        355,280
Banco Popular Espagnol SA ........................          3,768        222,500
Endesa SA ........................................         12,135        228,569
Fomento de Construcciones y Contratas SA .........          5,580        203,300
Repsol SA ........................................          6,369        267,071
Tabacalera SA CI. A ..............................          4,430        319,148
Telefonica de Espagna ............................         11,860        323,669
                                                                      ----------
                                                                       2,142,110
                                                                      ----------
Sweden 3.3%
Autoliv AB ADR ...................................          8,680        348,248
Electrolux AB CI. B ..............................          4,720        390,713
L.M. Ericsson Telephone Co. Cl. B ................          3,540        155,970
Mo Och Domsjo AB CI. B ...........................          9,140        247,723
Pricer AB CI. B ..................................          5,800        134,741
Skandia Foersaekrings AB .........................          6,224        290,845
Svenska Handelsbank AB ...........................          7,831        247,793
Volvo AB CI. B ...................................          8,300        217,199
                                                                      ----------
                                                                       2,033,232
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------

Switzerland 5.7%
CS Holding AG ....................................          2,030     $  285,962
Holderbank Financiere Glarus AG ..................            207        166,605
Nestle SA ........................................            465        655,201
Novartis AG ......................................            642      1,005,467
Roche Holding AG .................................             93        817,258
Schweiz Bankverein AG ............................          1,111        298,726
Zurich Versicherun AG ............................            723        298,443
                                                                      ----------
                                                                       3,527,662
                                                                      ----------
United Kingdom 19.8%
Ashurst Technology Ltd.+ .........................        250,000        133,040
Bass PLC .........................................         16,300        226,436
BAT Industries PLC ...............................        115,400      1,009,689
BG PLC ...........................................         61,000        268,138
Billiton PLC .....................................         61,792        179,093
British Biotech PLC ..............................         70,000        122,140
British Petroleum Co. PLC ........................         90,000      1,322,739
British Telecom PLC ..............................         39,000        296,408
Burmah Castrol PLC ...............................         11,500        197,765
Commercial Union PLC .............................         27,500        387,560
Enterprise Oil PLC ...............................         20,200        225,711
Glaxo Wellcome PLC ...............................         51,000      1,093,524
Granada Group PLC ................................         17,500        241,344
Great University Stores PLC ......................         34,000        403,013
Guinness PLC .....................................         60,000        536,545
Halifax PLC ......................................         44,000        498,292
J. Sainsbury PLC .................................         50,000        417,341
Land Securities PLC ..............................         17,000        285,218
Lloyds TSB Group PLC .............................         65,000        812,451
Marks & Spencer PLC ..............................         45,000        456,768
Morgan Crucible Co. ..............................         31,000        252,250
Northern Foods PLC ...............................         62,000        239,247
P & O PLC ........................................         34,000        393,600
Rolls Royce PLC ..................................         61,000        219,014
Royal Bank Scotland Group PLC ....................         48,100        510,023
Smiths Industries PLC ............................         11,100        161,089
Unilever PLC .....................................        131,000        975,847
United Utilities PLC .............................         16,500        201,670
Wolseley PLC .....................................         21,000        175,019
                                                                      ----------
                                                                      12,240,974
                                                                      ----------
Total Common Stocks (Cost $56,013,112) ..........................     57,880,335
                                                                      ----------


--------------------------------------------------------------------------------
                                                                        Value
                                                           Shares     (Note 1)
--------------------------------------------------------------------------------
EQUITY-RELATED SECURITIES 0.3%
Upton & Southern Holdings PLC Cv. Pfd. ...........        115,207    $   180,725
                                                                     -----------
Total Equity-Related Securities (Cost $178,174) .................        180,725
                                                                     -----------
Total Investments (Cost $56,191,286)--93.7% .....................     58,061,060
Cash and Other Assets, Less Liabilities--6.3% ...................      3,897,407
                                                                     -----------
Net Assets--100.0% ..............................................    $61,958,467
                                                                     ===========
Federal Income Tax Information:
At October 31, 1997, the net unrealized appreciation of
  investments based on cost for Federal income tax
  purposes of $56,848,513 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ....           $  6,143,305
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value ............     (4,930,758)
                                                                    ------------
                                                                    $  1,212,547
                                                                    ============

-------------------------------------
* Nonincome-producing securities.

  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

+ Security determined to be illiquid by the Directors.

[dbldag] Security restricted as to public resale. At October 31, 1997, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities at October 31, 1997 were $1,360,583 and $683,000 (1.10% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------------------
October 31, 1997 For the year ended October 31, 1997

Assets
Investments, at value (Cost $56,191,286) (Note 1) ............    $58,061,060
Foreign currency, at value (Cost $366,124) ...................        380,095
Cash .........................................................      1,818,347
Receivable for securities sold ...............................      4,442,975
Receivable for fund shares sold ..............................         61,756
Dividends and interest receivable ............................        122,129
Foreign tax receivable .......................................         86,041
Receivable from Distributor (Note 3) .........................         18,818
                                                                  -----------
                                                                   64,991,221
Liabilities
Payable for securities purchased .............................      2,184,822
Payable for fund shares redeemed .............................        306,448
Accrued transfer agent and shareholder services
  (Note 2) ...................................................        122,933
Accrued management fee (Note 2) ..............................         58,431
Accrued distribution and service fees (Note 5) ...............         28,500
Accrued directors' fees (Note 2) .............................         50,982
Other accrued expenses .......................................        280,638
                                                                  -----------
                                                                    3,032,754
                                                                  -----------
Net Assets ...................................................    $61,958,467
                                                                  ===========
Net Assets consist of:
 Unrealized appreciation of investments and foreign
   currency ..................................................    $ 1,889,375
 Accumulated net realized loss on investments and
   foreign currency ..........................................     (1,634,055)
 Shares of beneficial interest ...............................     61,703,147
                                                                  -----------
                                                                  $61,958,467
                                                                  ===========
Net Asset Value and redemption price per share of
  Class A shares ($16,346,321 [divided by] 1,735,776 shares of
  beneficial interest) .......................................          $9.42
                                                                        =====
Maximum Offering Price per share of Class A shares
  ($9.42 [divided by] .955) ..................................          $9.86
                                                                        =====
Net Asset Value and offering price per share of Class
  B shares ($21,913,638 [divided by] 2,392,283 shares of
  beneficial interest)* ......................................          $9.16
                                                                        =====
Net Asset Value and offering price per share of Class
  C shares ($2,468,566 [divided by] 269,592 shares of
  beneficial interest)* ......................................          $9.16
                                                                        =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($21,229,942 [divided by]
  2,231,528 shares of beneficial interest) ...................          $9.51
                                                                        =====

-------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

---------------------------------------------------------------------------
STATEMENT OF OPERATIONS
---------------------------------------------------------------------------
For the year ended October 31, 1997

Investment Income
Dividends, net of foreign taxes of $181,669 ..................   $1,241,357
Interest, net of foreign taxes of $48 ........................       19,467
                                                                 ----------
                                                                  1,260,824
Expenses
Management fee (Note 2) ......................................      701,440
Transfer agent and shareholder services (Note 2) .............      319,083
Custodian fee ................................................      311,928
Reports to shareholders ......................................      133,841
Audit fee ....................................................       47,110
Registration fees ............................................        2,679
Service fee-Class A (Note 5) .................................       48,442
Distribution and service fees-Class B (Note 5) ...............      263,930
Distribution and service fees-Class C (Note 5) ...............       38,073
Amortization of organization costs (Note 1) ..................        2,697
Legal fees ...................................................        3,816
Directors' fees (Note 2) .....................................       15,483
Miscellaneous ................................................       14,500
                                                                 ----------
                                                                  1,903,022
Expenses borne by the Distributor (Note 3) ...................     (335,089)
                                                                 ----------
                                                                  1,567,933
                                                                 ----------
Net investment loss ..........................................     (307,109)
                                                                 ----------
Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency
Net realized gain on investments (Notes 1 and 4) .............      305,259
Net realized loss on foreign currency (Note 1) ...............      (59,507)
                                                                 ----------
  Total net realized gain ....................................      245,752
                                                                 ----------
Net unrealized appreciation of investments ...................    2,101,520
Net unrealized appreciation of foreign currency ..............        4,759
                                                                 ----------
  Total net unrealized appreciation ..........................    2,106,279
                                                                 ----------
Net gain on investments and foreign currency .................    2,352,031
                                                                 ----------
Net increase in net assets resulting from operations .........   $2,044,922
                                                                 ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
------------------------------------- -------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------- -------------------------------------
October 31, 1997


                                                          Years ended October 31
                                                       -------------------------
                                                                       Value
                                                         Shares       (Note 1)
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations:
Net investment loss ..............................    $  (592,238)   $  (307,109)
Net realized gain (loss) on
  investments and foreign
  currency .......................................     (2,377,922)       245,752
Net unrealized appreciation of
  investments and foreign
  currency .......................................      1,601,264      2,106,279
                                                       ----------     ----------
Net increase (decrease)
  resulting from operations ......................     (1,368,896)     2,044,922
                                                       ----------     ----------
Net decrease from fund share
  transactions (Note 6) ..........................     (6,239,509)   (22,146,754)
                                                       ----------     ----------
Total decrease in net assets .....................     (7,608,405)   (20,101,832)

Net Assets
Beginning of year ................................     89,668,704     82,060,299
                                                       ----------     ----------
End of year ......................................    $82,060,299    $61,958,467
                                                       ==========     ==========

------------------------------------- -------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------- -------------------------------------
October 31, 1997

Note 1
State Street Research International Equity Fund (the "Fund"), is a diversified series of State Street Research Portfolios, Inc. ("Portfolios"), which was organized as a Maryland corporation in April, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in January, 1992. The Fund is presently the only active series of Portfolios, although the Directors have the authority to create an unlimited number of series.

The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies. Non-U.S. companies for these purposes are companies domiciled outside the United States.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Investment Manager") and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Directors declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at the last reported sales price. Each security traded primarily on non-domestic securities exchanges is generally valued at the preceding closing value of such security on the exchange where it is primarily traded. A security that is listed or traded on more than one

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------

---------------------------------------------------------------------------

exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates. If no closing price is available, then such security is valued at the mean between the last current bid and asked prices or by using the last available closing price. Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities. All non-U.S. securities traded in the over-the-counter market are valued at the last sale quote or the last closing bid price, if there is no active trading in a particular security for a given day. Portfolio securities traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market. Securities for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Directors. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income
Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date.

D. Dividends
Dividends from net investment income, if any, are declared and paid or reinvested annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1997, the Fund had a capital loss carryforward of $1,280,650 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2004.

F. Deferred Organization Costs
Certain costs incurred in the organization and registration of the Fund were capitalized and amortized under the straight-line method over a period of five years.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Fund and the Investment Manager, a wholly owned, indirect subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Investment Manager receives monthly fees at an annual rate of 0.95% of the Fund's average daily net assets. The Investment Manager has entered into a Sub-Investment Management Agreement with GFM International Investors Limited (the "Sub-Investment Manager"), an affiliate of the Investment Manager and a substantially wholly owned, indirect subsidiary of Metropolitan, pursuant to which the Sub-Investment Manager has assumed the overall responsibility for managing the investments of the Fund. During the year ended October 31, 1997, the Fund paid the Investment Manager $701,440 in management fees. The Fund has no responsibility for the payment of fees to the Sub-Investment Manager.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Fund's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1997, the amount of such expenses was $134,963.

The fees of the Directors not currently affiliated with the Investment Manager amounted to $15,483 during the year ended October 31, 1997.

Note 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $335,089.

Note 4
For the year ended October 31, 1997, purchases and sales of securities, exclusive of short-term obligations, aggregated $125,535,559 and $149,423,412, respectively.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
NOTES (cont'd)
--------------------------------------------------------------------------------

Note 5
Portfolios has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940, as amended. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1997, fees pursuant to such plan amounted to $48,442, $263,930 and $38,073 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $6,794 and $28,707, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1997, and that MetLife Securities, Inc. earned commissions aggregating $76,885 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges of $117,824 and $619 on redemptions of Class B and Class C shares, respectively, during the same period.

Note 6
The authorized capital stock of the Fund currently consists of 100,000,000 shares, $.01 par value per share. The Fund reserves the right to issue additional classes of shares.

Share transactions were as follows:


                                                        Years ended October 31
                                -----------------------------------------------------------------
                                           1996                                1997
                                -----------------------------       -----------------------------
Class A                           Shares            Amount             Shares            Amount
-------------------------------------------------------------------------------------------------
Shares sold ..............       1,219,188       $ 11,886,027          394,891       $  3,901,312
Shares repurchased .......      (1,339,064)       (12,879,562)        (948,477)        (9,228,795)
                                ----------       ------------       ----------       ------------
Net decrease .............        (119,876)      $   (993,535)        (553,586)      $ (5,327,483)
                                ==========       ============       ==========       ============

Class B                           Shares             Amount           Shares             Amount
-------------------------------------------------------------------------------------------------
Shares sold ..............       1,649,800       $ 15,674,421          618,239       $  5,987,370
Shares repurchased .......      (1,439,371)       (13,641,573)      (1,431,021)       (13,575,005)
                                ----------       ------------       ----------       ------------
Net increase (decrease) ..         210,429       $  2,032,848         (812,782)      $ (7,587,635)
                                ==========       ============       ==========       ============
Class C (Formerly Class D)        Shares             Amount           Shares             Amount
-------------------------------------------------------------------------------------------------
Shares sold ..............         377,202       $  3,629,056          105,782       $  1,002,139
Shares repurchased .......        (403,584)        (3,757,456)        (425,536)        (4,046,600)
                                ----------       ------------       ----------       ------------
Net decrease .............         (26,382)      $   (128,400)        (319,754)      $ (3,044,461)
                                ==========       ============       ==========       ============

Class S (Formerly Class C)        Shares             Amount           Shares             Amount
-------------------------------------------------------------------------------------------------
Shares sold ..............         945,704       $  9,234,435          858,029       $  8,508,109
Shares repurchased .......      (1,687,889)       (16,384,857)      (1,493,530)       (14,695,284)
                                ----------       ------------       ----------       ------------
Net decrease .............        (742,185)      $ (7,150,422)        (635,501)      $ (6,187,175)
                                ==========       ============       ==========       ============

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                                                                     Class A
                                                                                   ---------------------------------------------
                                                                                               Years ended October 31
                                                                                   ---------------------------------------------
                                                                                   1994(2)      1995(1)      1996(1)   1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                           10.54          10.98          9.34          9.22
                                                                                 -----          -----         -----          ----
 Net investment loss ($)*                                                        (0.04)         (0.08)        (0.04)        (0.02)
 Net realized and unrealized gain (loss) on investments and
   foreign currency ($)                                                           0.48          (1.04)        (0.08)         0.22
                                                                                 -----          -----         -----          ----
Total from investment operations ($)                                              0.44          (1.12)        (0.12)         0.20
                                                                                 -----          -----         -----          ----
 Distribution from net realized gains ($)                                           --          (0.52)           --            --
                                                                                 -----          -----         -----          ----
Total distributions ($)                                                             --          (0.52)           --            --
                                                                                 -----          -----         -----          ----
Net asset value, end of year ($)                                                 10.98           9.34          9.22          9.42
                                                                                 =====          =====         =====          ====
Total return(3) (%)                                                               4.17(4)      (10.38)        (1.28)         2.17
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                         22,579         22,497        21,116        16,346
Ratio of operating expenses to average net assets (%)*                            1.90(5)        1.90          1.90          1.90
Ratio of net investment loss to average net assets (%)*                          (0.87)(5)      (0.82)        (0.37)        (0.18)
Portfolio turnover rate (%)                                                      80.60         100.68        132.36        174.69
Average commission rate ($)(6)                                                      --             --        0.0069        0.0140
*Reflects voluntary assumption of fees or expenses per
  share in each year ($)
(Note 3)                                                                          0.03           0.06          0.05          0.04


                                                                                                     Class
                                                                                   ---------------------------------------------
                                                                                               Years ended October 31
                                                                                   ---------------------------------------------
                                                                                   1994(2)      1995(1)      1996(1)   1997(1)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                                           10.54          10.93          9.22          9.04
                                                                                 -----          -----         -----          ----
 Net investment loss ($)*                                                        (0.06)         (0.15)        (0.11)        (0.09)
 Net realized and unrealized gain (loss) on investments and
   foreign currency ($)                                                           0.45          (1.04)        (0.07)         0.21
                                                                                 -----          -----         -----          ----
Total from investment operations ($)                                              0.39          (1.19)        (0.18)         0.12
                                                                                 -----          -----         -----          ----
 Distribution from net realized gains ($)                                           --          (0.52)           --            --
                                                                                 -----          -----         -----          ----
Total distributions ($)                                                             --          (0.52)           --            --
                                                                                 -----          -----         -----          ----
Net asset value, end of year ($)                                                 10.93           9.22          9.04          9.16
                                                                                 =====          =====          ====          ====
Total return(3) (%)                                                               3.70(4)      (11.09)        (1.95)         1.33
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                         18,904         27,614        28,971        21,914
Ratio of operating expenses to average net assets (%)*                            2.65(5)        2.65          2.65          2.65
Ratio of net investment loss to average net assets (%)*                          (1.61)(5)      (1.54)        (1.13)        (0.94)
Portfolio turnover rate (%)                                                      80.60         100.68        132.36        174.69
Average commission rate ($)(6)                                                      --             --        0.0069        0.0140
*Reflects voluntary assumption of fees or expenses per
   share in each year ($)
(Note 3)                                                                          0.03           0.06          0.05          0.04

--------------------------------------------------------------------------------

(1)  Per share figures have been calculated using the average shares method.

(2)  March 1, 1994 (commencement of share class designations) to October 31,
     1994.

(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

(4)  Not annualized.

(5)  Annualized.

(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (cont'd)
--------------------------------------------------------------------------------

                                                                                            Class C (Formerly Class D)
                                                                             ----------------------------------------------------
                                                                                               Years ended October 31
---------------------------------------------------------------------------------------------------------------------------------
                                                                               1994(2)        1995(1)       1996(1)     1997(1)
                                                                               ------         ------        -------     -------
Net asset value, beginning of year ($)                                           10.54          10.93          9.22          9.03
                                                                                 -----          -----         -----          ----
 Net investment loss ($)*                                                        (0.07)         (0.15)        (0.11)        (0.09)
 Net realized and unrealized gain (loss) on investments
  and foreign currency ($)                                                        0.46          (1.04)        (0.08)         0.22
                                                                                 -----          -----         -----          ----
Total from investment operations ($)                                              0.39          (1.19)        (0.19)         0.13
                                                                                 -----          -----         -----          ----
 Distribution from net realized gains ($)                                           --          (0.52)           --            --
                                                                                 -----          -----         -----          ----
Total distributions ($)                                                             --          (0.52)           --            --
                                                                                 -----          -----         -----          ----
Net asset value, end of year ($)                                                 10.93           9.22          9.03          9.16
                                                                                 =====         ======         =====          ====
Total return(3) (%)                                                               3.70(4)      (11.09)        (2.06)         1.44
Ratios/supplemental data:
Net assets at end of year ($ thousands)                                          2,134          5,674         5,324         2,469
Ratio of operating expenses to average net assets (%)*                            2.65(5)        2.65          2.65          2.65
Ratio of net investment loss to average net assets (%)*                          (1.62)(5)      (1.55)        (1.10)        (0.97)
Portfolio turnover rate (%)                                                      80.60         100.68        132.36        174.69
Average commission rate ($)(6)                                                      --             --        0.0069        0.0140
*Reflects voluntary assumption of fees or expenses per
share in each year ($) (Note 3)                                                   0.03           0.06          0.05          0.04

                                                                              Class S (Formerly Class C)
                                                           -------------------------------------------------------------
                                                                               Years ended October 31
------------------------------------------------------------------------------------------------------------------------
                                                             1993          1994(2)     1995(1)      1996(1)      1997(1)
                                                            ------         ------      ------       -------      -------
Net asset value, beginning of year ($)                        6.50         9.56         11.01         9.39          9.29
                                                            ------        -----        ------       ------       -------
 Net investment income (loss) ($)*                           (0.02)       (0.07)        (0.05)       (0.02)         0.01
 Net realized and unrealized gain (loss) on investments
  and foreign currency ($)                                    3.17         2.09         (1.05)       (0.08)         0.21
                                                            ------        -----        ------       ------         -----
Total from investment operations ($)                          3.15         2.02         (1.10)       (0.10)         0.22
                                                            ------        -----        ------       ------         -----
 Dividends from net investment income ($)                    (0.04)       (0.05)           --           --            --
 Distributions from net realized gains ($)                   (0.05)       (0.52)        (0.52)          --            --
                                                            ------        -----        ------       ------         -----
Total distributions ($)                                      (0.09)       (0.57)        (0.52)          --            --
                                                            ------        -----        ------       ------         -----
Net asset value, end of year ($)                              9.56        11.01          9.39         9.29          9.51
                                                            ======        =====        ======       ======         =====
Total return(3) (%)                                          48.95        22.73        (10.16)       (1.06)         2.37
Ratios/supplemental data:
Net assets at end of year ($ thousands)                     27,767       54,631        33,883       26,649        21,230
Ratio of operating expenses to average net assets (%)*        1.65         1.65          1.65         1.65          1.65
Ratio of net investment income (loss) to average net
 assets (%)*                                                 (0.37)       (0.75)        (0.51)       (0.16)         0.06
Portfolio turnover rate (%)                                 116.12        80.60        100.68       132.36        174.69
Average commission rate ($)(6)                                  --           --            --       0.0069        0.0140
*Reflects voluntary assumption of fees or expenses per
share in each year ($) (Note 3)                               0.08         0.05          0.06         0.05          0.04

--------------------------------------------------------------------------------
(1) Per share figures have been calculated using the average shares method.

(2) March 1, 1994 (commencement of share class designations) to October 31,
    1994.
(3) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4) Not annualized.
(5) Annualized.
(6) Average commission rate per share paid for security trades beginning with the fiscal year ended October 31, 1996.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Board of Directors of State Street
Research Portfolios, Inc. and the Shareholders of
State Street Research International Equity Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the years in the five year period ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of State Street Research International Equity Fund (a series of State Street Research Portfolios, Inc.) at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
December 15, 1997

STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Foreign stocks trailed U.S. stocks for the third consecutive year. Continental Europe had several strong performing markets; Japan has been weak; and Southeast Asia fell sharply near the end of the period.

International Equity Class A shares returned 2.17% for the 12 months ended October 31, 1997 [without sales charge]. The Fund underperformed the average international fund, which was up 10.39%, according to Lipper Analytical Services. It also lagged the Morgan Stanley Capital International EAFE Index, which gained 4.63% for the year.

The Fund's performance was hurt by underexposure to consumer stocks and overexposure to materials stocks in Continental Europe. In general, a significant underweighting in Japan helped the Fund, although large, blue chip Japanese exporters did well as American investors began to seek opportunities outside its borders. Finally, the Fund's investments in emerging markets brought the Fund down relative to its peers and its benchmark as Southeast Asian markets fell sharply near the end of the period.

The managers sold off poor-performing materials stocks in Continental Europe and further reduced the Fund's exposure to Japan during the year. In Europe, investments are concentrated in the peripheral markets of Austria, Italy, Spain, Sweden and Portugal, which stand to benefit from declining interest rates spurred by convergence toward a common currency. In Asia, assets in Malaysia were liquidated and remaining investments are concentrated in Singapore and Hong Kong.

October 31, 1997

The Morgan Stanley EAFE (Europe, Australia, Far East) Index is a commonly-used measure of international stock market performance. The index is unmanaged and does not take sales charges into account. Direct investment in the index is not possible; results are for illustrative purposes only. All returns represent past perform-ance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Shares of the Fund had no class designations until March 1, 1994, when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Perform-ance for a class includes periods prior to the adoption of class designations. Perform-ance prior to March 1, 1994, does not reflect annual 12b-1 fees of .25% for "A" shares and 1% for "B" and "C" shares, which will reduce subsequent performance. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C. Performance results for the Fund are increased by the investment manager's voluntary reduction of fees and expenses; without subsidization, performance would have been lower.

                           Change In Value Of $10,000
                Based On The Morgan Stanley EAFE Index Compared
                   To Change In Value of $10,000 Invested In
                           International Equity Fund




[GRAPHIC: CLASS A SHARES LINE CHART]

-------------------------------------
      Average Annual Total Return
-------------------------------------
  1 Year    5 Years    Life of Fund
-------------------------------------
  -2.43%     +9.38%      +5.67%
-------------------------------------


International Equity Fund          Morgan Stanley EAFE Index
 9550                              10000
 8389                               8845
12430                              12158
15213                              13385
13635                              13335
13460                              14732
13752                              15414



[GRAPHIC: CLASS B SHARES LINE CHART]

-------------------------------------
      Average Annual Total Return
-------------------------------------
  1 Year    5 Years    Life of Fund
-------------------------------------
  -3.67%     +9.50%      +6.00%
-------------------------------------


International Equity Fund          Morgan Stanley EAFE Index
10000                              10000
 8784                               8845
13015                              12158
15858                              13385
14098                              13335
13623                              14732
14007                              15414



[GRAPHIC: CLASS C SHARES LINE CHART]

-------------------------------------
      Average Annual Total Return
-------------------------------------
  1 Year    5 Years    Life of Fund
-------------------------------------
  +0.44%     +9.78%      +6.00%
-------------------------------------


International Equity Fund          Morgan Stanley EAFE Index
10000                              10000
 8784                               8845
13015                              12158
15858                              13385
14098                              13335
13808                              14732
14007                              15414



[GRAPHIC: CLASS D SHARES LINE CHART]

-------------------------------------
      Average Annual Total Return
-------------------------------------
  1 Year    5 Years    Life of Fund
-------------------------------------
  +2.37%    +10.60%      +6.68%
-------------------------------------


International Equity Fund          Morgan Stanley EAFE Index
10000                              10000
 8784                               8845
13015                              12158
15974                              13385
14351                              13335
14198                              14732
14534                              15414

                            PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements:

         (1)  Financial Statements in Part A (Prospectus) of this Registration
              Statement:


               Financial Highlights for State Street Research International Equity Fund for the period January 22, 1992 (commencement of operations) through October 31, 1997.


         (2) Financial Statements included in Part B (Statement of Additional Information) of this Registration Statement:


               For State Street Research International Equity Fund for the fiscal year ended October 31, 1997 (except as provided below):

                       Investment Portfolio
                       Statement of Assets and Liabilities
                       Statement of Operations
                       Statement of Changes in Net Assets (fiscal years ended
                           October 31, 1997 and October 31, 1996)
                       Notes to Financial Statements (including financial
                           highlights)
                       Independent Auditors' Report
                       Management's Discussion of Fund Performance (for fiscal
                           year ended October 31, 1997)


     (b)  Exhibits:


          (1)      Amended and restated Articles of Incorporation of Registrant
                   (1)
          (1)(a)   Articles Supplementary (1)
          (1)(b)   Articles Supplementary (1)
          (2)      Amended By-Laws of Registrant (1)
          (3)      None
          (4) Specimen certificates for shares of common stock of Registrant (1)
          (5)(a) Investment Management Agreements relating to the MetLife International Equity Fund between MetLife - State Street Investment Services, Inc. and MetLife Portfolios, Inc. (1)*
          (5)(b) Sub-Investment Management Agreements relating to the MetLife International Equity Fund among MetLife - State Street Investment Services, Inc., GFM International Investors Limited, and MetLife Portfolios, Inc. (1)*

          (5)(c) Transfer and Assumption of Responsibilities and Rights Relating to the Investment Management Agreements between State Street Research Investment Services, Inc. and State Street Research & Management Company (3)
          (6)(a) Distribution Agreement with MetLife - State Street Investment Services, Inc. (1)
          (6)(b)   Form of Selected Dealer Agreement (1)
          (6)(c)   Form of Bank and Bank Affiliated Broker-Dealer Agreement (1)
          (6)(d)   Form of Supplement No. 1 to Selected Dealer Agreement (2)
          (7)      Not Applicable
          (8)(a)   Custodian Contract with State Street Bank and Trust
                   Company (1)
          (9)      Not applicable
          (10)     Opinion and consent of counsel (1)
          (11)     Consent of Deloitte & Touche LLP
          (12)     None
          (13)     Purchase Agreement and Investment Letter (1)
          (14)(b) State Street Research IRA: Disclosure Statement, Forms Booklet and Transfer of Assets/Direct Rollover Form (1)
          (14)(c) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form (2)
          (14)(d) State Street Research SIMPLE IRA: Application, Terms and Conditions and Disclosures Statement (3)
          (15)     Distribution Plan (1)
          (16)     Schedule of Performance Data (1)
          (17)(a)  Powers of Attorney (3)
          (17)(b)  Board Resolution Respecting Powers of Attorney (3)
          (18) Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3 (1)
          (19)     Application Forms
          (27)     Financial Data Schedules

(1) Incorporated by reference to the filing of Post-Effective Amendment No. 6 to this Registration Statement on February 29, 1996.
(2) Incorporated by reference to the filing of Post-Effective Amendment No. 7 to this Registration Statement on February 27, 1997.

(3) Incorporated by reference to the filing of Post-Effective Amendment No. 8 to this Registration Statement on August 21, 1997.


* The series of the Registrant have changed their names at various times. MetLife-State Street Investment Services, Inc. has changed its name to State Street Research Investment Services, Inc. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to a prior name.

Item 25.  Persons Controlled By Or Under Common Control With Registrant.


          Not applicable.


Item 26. Number Of Holders Of Securities


        As of November 30, 1997, the number of record holders of the Registrant's Fund were as follows:

                                                Number of
Title of Class                               Record Holders

Shares of Common Stock, par value $0.01 per share

          Class A                            3,335
          Class B                            2,973
          Class C                              174
          Class S                            1,666


Item 27. Indemnification.

(a)     Maryland Law And By-Laws.

        The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the directors's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active or deliberate dishonesty; (ii) the director actually received an improper personal benefit; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any roceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. In addition, reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. A Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

        Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the

        Registrant or its security holders to which he would otherwise by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b) Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

Item 28.  Business and Other Connections of Investment Adviser

 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                               Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Executive Vice                       GFM International Investors
  Director and           President                            Limited                                          London, England
  Executive Vice         Vice President                       State Street Research Capital Trust              Boston, MA
  President              Vice President                       State Street Research Exchange Trust             Boston, MA
                         Vice President                       State Street Research Financial Trust            Boston, MA
                         Vice President                       State Street Research Growth Trust               Boston, MA
                         Vice President                       State Street Research Master Investment Trust    Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust               Boston, MA
                         Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                         Vice President                       State Street Research Securities Trust           Boston, MA
                         Director                             State Street Research Investment Services, Inc   Boston, MA
                         Director                             Boston Private Bank & Trust Co.                  Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.              Boston, MA
                         Chairman and Trustee                 Gordon College                                   Wenham, MA

Bochman, Kathleen        None
  Vice President

Borzilleri, John         Vice President                       Montgomery Securities                            San Francisco, CA
  Vice President         (until 6/97)

Bray, Michael J.         Employee                             Merrill Lynch & Co.                              Boston, MA
  Vice President         (until 7/96)

Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                       Boston, MA
  Vice President         (until 12/96)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)

Cabrera, Jesus A.        Vice President                       First Chicago Investment Management Co.          Chicago, IL
  Vice President         (until 5/96)
                         Vice President                       State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.       Vice President                       GFM International Investors Limited              London, England
  Vice President         Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                         Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA


                                      C-5


                                                                                                               Principal business
Name                     Connection                           Organization                                  address of organization
----                     ----------                           ------------                                  -----------------------

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President

Coleman, Thomas J.       Account Manager                      MetLife Investment                               New York, NY
  Vice President         (until 9/96)                         Management

D'Vari, Ronald           None
  Vice President

Depp, Maureen G.         Vice President                       Wellington Management Company                    Boston, MA
  Vice President         (until 9/97)

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.  Boston, MA
  Vice President

Dillman, Thomas J        None
  Senior Vice President

Drake, Susan W.          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
  Vice President         (until 2/96)

Duggan, Peter J.         None
  Senior Vice
  President

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Fee, Richard E.                                                CIGNA Retirement and                            Hartford, CT
  Vice President                                               Investment Services

Feliciano, Rosalina      None
  Vice President

Gardner, Michael D.      Partner                               Prism Group                                     Seattle, WA
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust              Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust              Boston, MA
                         Vice President                        State Street Research Securities Trust          Boston, MA

Giroux, June M.          None
  Vice President

Govoni, Electra          None
  Vice President




                                      C-6

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Granger, Allison          None
  Vice President

Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                          Treasurer and Director               North Conway Institute                           Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. None
  Senior Vice President

Heineke, George R.        None
  Vice President

Jackson, Jr.,             Trustee                              Certain trusts of related and
  F. Gardner                                                   non-related individuals
  Senior Vice President   Trustee and Chairman                 Vincent Memorial Hospital                        Boston, MA
                          of the Board

Jamieson, Frederick H.    Vice President and Asst. Treasurer   State Street Research Investment Services, Inc.  Boston, MA
  Senior Vice President   Vice President and Asst. Treasurer   SSRM Holdings, Inc.                              Boston, MA
                          Vice President and Controller        MetLife Securities, Inc.                         New York, NY
                          Senior Vice President                GFM International Investors Limited              London, England

Kallis, John H.           Vice President                       State Street Research Financial Trust            Boston, MA
  Senior Vice President   Vice President                       State Street Research Income Trust               Boston, MA
                          Vice President                       State Street Research Money Market Trust         Boston, MA
                          Vice President                       State Street Research Portfolios, Inc.           Boston, MA
                          Vice President                       State Street Research Tax-Exempt Trust           Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA
                          Trustee                              705 Realty Trust                                 Washington, D.C.
                          Director and President               K&G Enterprises                                  Washington, D.C.

Kasper, M. Katherine      None
  Vice President

                                      C-7

                                                                                                              Principal business

Name                      Connection                          Organization                                 address of organization
----                      ----------                          ------------                                 -----------------------
Kluiber, Rudolph K.       Vice President                      State Street Research Capital Trust             Boston, MA
  Vice President

Langholm, Knut            Director                            State Street Research SICAV                     Luxembourg
  Vice President

Leary, Eileen M.          None
  Vice President

Maisonneuve, Virginie     Portfolio Manager                   Batterymarch Financial Management                Boston, MA
  Vice President          (until 6/97)

                          Vice President                      GFM International Investors, Ltd.                London, England

McNamara, III, Francis J. Director and Executive              GFM International Investors
  Executive Vice          Vice President                      Limited                                          London, England
  President,              Executive Vice President,           State Street Research Investment Services, Inc.  Boston, MA
  Secretary and           Clerk and General Counsel
  General Counsel         Secretary and General Counsel       State Street Research Master Investment Trust    Boston, MA
  (Senior Vice President, Secretary and General Counsel       State Street Research Capital Trust              Boston, MA
  Secretary and General   Secretary and General Counsel       State Street Research Exchange Trust             Boston, MA
  Counsel until 7/96)     Secretary and General Counsel       State Street Research Growth Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Securities Trust           Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust            Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust               Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust         Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.           Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust           Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                              Boston, MA




                                      C-8

                                                                                                               Principal business

Name                     Connection                           Organization                                 address of organization
----                     ----------                           ------------                                 -----------------------
Maus, Gerard P.          Executive Vice President             GFM International Investors
  Director, Executive    and Director                         Limited                                           London, England
  Vice President,        Treasurer                            State Street Research Equity Trust                Boston, MA
  Treasurer, Chief       Treasurer                            State Street Research Financial Trust             Boston, MA
  Financial Officer and  Treasurer                            State Street Research Income Trust                Boston, MA
  Chief Administrative   Treasurer                            State Street Research Money Market Trust          Boston, MA
  Officer                Treasurer                            State Street Research Tax-Exempt Trust            Boston, MA
                         Treasurer                            State Street Research Capital Trust               Boston, MA
                         Treasurer                            State Street Research Exchange Trust              Boston, MA
                         Treasurer                            State Street Research Growth Trust                Boston, MA
                         Treasurer                            State Street Research Master Investment Trust     Boston, MA
                         Treasurer                            State Street Research Portfolios, Inc.            Boston, MA
                         Treasurer                            State Street Research Securities Trust            Boston, MA
                         Director, Executive Vice President,  State Street Research Investment Services, Inc.   Boston, MA
                         Treasurer and Chief
                         Financial Officer
                         Director                             Metric Holdings, Inc.                             San Francisco, CA
                         Director                             Certain wholly-owned subsidiaries
                                                              of Metric Holdings, Inc.
                         Treasurer and Chief Financial        SSRM Holdings, Inc.                               Boston, MA
                         Officer
                         Treasurer (until 1/97)               MetLife Securities, Inc.                          New York, NY
                         Director                             State Street Research SICAV                       Luxembourg

Milder, Judith J.        None
  Senior Vice President

Miles, Deborah C.        Vice President                       Scudder, Stevens & Clark                          Boston, MA
  Vice President         (until 9/97)                         L.L. Bean, Inc.                                   Freeport, ME
                         Employee

Miller, Joan D.          Senior Vice President                State Street Research Investment Services, Inc.   Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                       State Street Research Capital Trust               Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                       State Street Research Exchange Trust              Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Growth Trust                Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Master Investment Trust     Boston, MA
                         (until 2/97)
                         Vice President                       State Street Research Equity Trust                Boston, MA
                         Vice President                       State Street Research Energy, Inc.                Boston, MA
                         Director                             Hibernia Savings Bank                             Quincy, MA
                         Governor on the                      Association for Investment Management
                         Board of Governors                   and Research                                      Charlottesville, VA

Morey, Andrew
  Vice President         None

Mulligan, JoAnne C.      Vice President                       State Street Research Money Market Trust          Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                               Technology Analysts of Boston                     Boston, MA
  Vice President         Member                               Electro-Science Analysts (of NYC)                 New York, NY





                                      C-9

                                                                                                              Principal business

Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company              New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Senior Vice President
  (Vice President
  until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust           Boston, MA
  Senior Vice President

Poritzky, Dean E.         Portfolio Manager                    Fidelity Investments                             Boston, MA
  Vice President          (until 4/97)

Pyle, David J.            Analyst                              Oak Value Capital Management                     Durham, NC
  Vice President          (until 4/97)

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Limited             London, England
  Senior Vice President
  (Vice President
  until 7/96)

Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust               Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Vice President                       GFM International Investors Limited              London, England
  Vice President          Assistant Treasurer                  State Street Research Equity Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Financial Trust            Boston, MA
                          Assistant Treasurer                  State Street Research Income Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Money Market Trust         Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust              Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust           Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.           Boston, MA

Saperstone, Paul          None
  Vice President





                                      C-10


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                      Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                      Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                      Lexington, MA

Shaver, Jr. C. Troy       President, Chief Executive Officer   State Street Research Investment Services, Inc.  Boston, MA
  Executive Vice          and Executive Vice President
  President               President and Chief Executive        John Hancock Funds, Inc.                         Boston, MA
                          Officer (until 1/96)

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust            Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust         Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc   Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA

Shoemaker, Richard D.     Senior Vice President                GFM International Investors Limited              London, England
  Senior Vice President

Stambaugh, Kenneth        None
  Vice President
  (Assistant Vice
  President until 9/97)

Strelow, Dan R.           None
  Senior Vice President




                                      C-11


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President

Verni, Ralph F.           Chairman, President,                 GFM International Investors
  Chairman, President,    CEO and Director                     Limited                                          London, England
  Chief Executive         Chairman, President, Chief           State Street Research Capital Trust              Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Exchange Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Growth Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust    Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust            Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust         Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.           Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust           Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.  Boston, MA
                          (President and Chief Executive
                          Officer until 2/96)
                          Chairman and Director                Metric Holdings, Inc.                            San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                         New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                              Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                  Boston, MA
                          Director                             Colgate University                               Hamilton, NY
                          Director                             State Street Research SICAV                      Luxembourg




                                      C-12


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wade, Dudley              Vice President                       State Street Research Growth Trust               Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust    Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President

Weiss, James M.           Vice President                       State Street Research Equity Trust               Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust             Boston, MA
                          Vice President                       State Street Research Growth Trust               Boston, MA
                          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       State Street Research Capital Trust              Boston, MA
                          Vice President                       State Street Research Securities Trust           Boston, MA


Westvold,                 Vice President                       State Street Research Securities Trust           Boston, MA
  Elizabeth McCombs
  Senior Vice President
  (Vice President
  until 7/96)

Wilkins, Kevin            Vice President                       State Street Research Investment Services, Inc.  Boston, MA
  Vice President          Vice President                       Fidelity Investments                             Boston, MA
                          (until 7/97)
                          Various positions                    Fidelity Investments                             Boston, MA
                          (until 10/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust               Boston, MA
  Vice President          Vice President                       State Street Research Master Investment Trust    Boston, MA
                          Vice President                       Phoenix Investment Counsel, Inc.                 Hartford, CT
                          (until 6/96)

Wing, Darman A.           Senior Vice President and            State Street Research Investment Services, Inc.  Boston, MA
 Vice President,          Asst. Clerk
 Assistant Secretary      Assistant Secretary                  State Street Research Capital Trust              Boston, MA
 and Assistant            Assistant Secretary                  State Street Research Exchange Trust             Boston, MA
 General Counsel          Assistant Secretary                  State Street Research Growth Trust               Boston, MA
                          Assistant Secretary                  State Street Research Master Investment Trust    Boston, MA
                          Assistant Secretary                  State Street Research Securities Trust           Boston, MA
                          Assistant Secretary                  State Street Research Equity Trust               Boston, MA
                          Assistant Secretary                  State Street Research Financial Trust            Boston, MA
                          Assistant Secretary                  State Street Research Income Trust               Boston, MA
                          Assistant Secretary                  State Street Research Money Market Trust         Boston, MA
                          Assistant Secretary                  State Street Research Tax-Exempt Trust           Boston, MA
                          Assistant Secretary                  SSRM Holdings, Inc.                              Boston, MA

Woodbury, Robert S.       Employee                             Metropolitan Life Insurance Company              New York, NY
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust             Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust               Boston, MA
 President                Vice President                       State Street Research Securities Trust           Boston, MA




                                      C-13

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Wu, Norman N.             Partner                              Atlantic-Acton Realty                            Framingham, MA
 Senior Vice President    Director                             Bond Analysts Society of Boston                  Boston, MA

Item 29. Principal Underwriters

    (a) State Street Research Investment Services, Inc., Registrant's principal underwriter, also acts as principal underwriter for State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Growth Trust.

    (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

    (1)                              (2)                           (3)
Name And Principal                Positions and                  Positions and
Business Address                  Offices with                   Offices with
                                  Underwriter                    Registrant


Ralph F. Verni                Chairman of the Board         Chairman of the Board,
One Financial Center          and Director                  President, Chief Executive
Boston, MA 02111                                            Officer and Director

Peter C. Bennett              Director                      Vice President
One Financial Center
Boston, MA 02111

Gerard P. Maus                Executive Vice President,     Treasurer
One Financial Center          Treasurer, Chief Financial
Boston, MA 02111              Officer and Director


Thomas A. Shively             Director                      None
One Financial Center
Boston, MA 02111


C. Troy Shaver, Jr.           President, Chief              None
One Financial Center          Executive Officer and
Boston, MA 02111              Executive Vice President

Francis J. McNamara, III      Executive Vice President,     Secretary
One Financial Center          General Counsel and
Boston, MA 02111              Clerk




                                      C-15

Peter Borghi                  Senior Vice President         None
One Financial Center
Boston, MA 02111

Paul V. Daly                  Senior Vice President         None
One Financial Center
Boston, MA 02111

Susan M.W. DiFazio            Senior Vice President         None
One Financial Center
Boston, MA 02111



Gregory R. McMahan            Senior Vice President         None
One Financial Center
Boston, MA 02111

Joan D. Miller                Senior Vice President         None
One Financial Center
Boston, MA 02111

Darman A. Wing                Senior Vice President,        Assistant Secretary
One Financial Center          Assistant General Counsel
Boston, MA 02111              and Assistant Clerk


Donald Doherty                Vice President                None
One Financial Center
Boston, MA 02111

Robert M. Gunville            Vice President                None
One Financial Center
Boston, MA 02111

                                      C-16

Frederick H. Jamieson         Vice President and            None
One Financial Center          Assistant Treasurer
Boston, MA 02111

Susan V. Martin               Vice President                None
One Financial Center
Boston, MA  02111


Deborah C. Miles              Vice President                None
One Financial Center
Boston, MA 02111


Amy L. Simmons                Vice President                Assistant Secretary
One Financial Center
Boston, MA 02111

Kevin Wilkins                 Vice President                None
One Financial Center
Boston, MA  02111

    (c) Not Applicable.

Item 30. Location Of Accounts And Records




        Gerard P. Maus
        State Street Research & Management Company
        One Financial Center
        Boston, MA 02111

Item 31. Management Services

    Inapplicable

Item 32. Undertakings

    (a)   Inapplicable

    (b)   Inapplicable

    (c)   Inapplicable

    (d) The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director if requested to do so by the holders of at least 10% of Portfolios' outstanding shares.

    (e) The Registrant hereby undertakes to furnish a copy of the Registrant's latest annual report to shareholders without charge upon the request of each person to whom a prospectus is delivered.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Boston and Commonwealth of Massachusetts, on the 31st day of December, 1997.

                                      State Street Research Portfolios, Inc.


                                      By:            *
                                           -------------------------------------
                                           Ralph F. Verni
                                           Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the above date by the following persons in the capacities indicated.

        Signature                            Title

                                             Director, Chairman of the Board and
        *                                    Chief Executive Officer
---------------------------------------      (Principal Executive Officer)
        Ralph F. Verni

        *                                    Treasurer (Principal Financial
---------------------------------------      and Accounting Officer)
        Gerard P. Maus

        *                                    Director
---------------------------------------
        Steve A. Garban

        *                                    Director
---------------------------------------
        Malcolm T. Hopkins

        *                                    Director
---------------------------------------
        Edward M. Lamont

        *                                    Director
---------------------------------------
        Robert A. Lawrence

        *                                    Director
---------------------------------------
        Dean O. Morton

        *                                    Director
---------------------------------------
        Toby Rosenblatt

        *                                    Director
---------------------------------------
        Michael S. Scott Morton


*By:    /s/ Francis J. McNamara, III
        ----------------------------
        Francis J. McNamara, III
        Attorney-in-Fact under Powers
        of Attorney dated August 21, 1997
        filed herewith.

                       1933 Act Registration No. 33-42129
                           1940 Act File No. 811-6357

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [ ]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 9                      [X]

                                     and/or

                             REGISTRATION STATEMENT
                          UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [ ]

                                Amendment No. 11                             [X]



                     STATE STREET RESEARCH PORTFOLIOS, INC.
         (Exact Name of Registrant as Specified in Declaration of Trust)


                                    EXHIBITS

                                Index to Exhibits


    (11)       Consent of Deloitte & Touch LLP

    (19)(a)    New Account Application

    (19)(b)    Additional Services Application

    (19)(c)    MetLife Securities Application

    (27)       Financial Data Schedules